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                                                               EXHIBIT 10.24

                                 LOAN AGREEMENT


This Loan Agreement (the "Agreement") is made and entered into this 3rd day of July, 1997, by and between AirTran Airways, Inc. a corporation organized under the laws of the State of Delaware ("Borrower") and ValuJet, Inc., a corporation organized under the laws of the State of Nevada (the "Lender").

WHEREAS, Borrower desires to borrow from Lender, subject to the terms and conditions herein set forth, an aggregate principal amount of Seven Million and no/100 Dollars ($7,000,000), which Borrower shall use for repayment of certain secured indebtedness and general corporate purposes; and

WHEREAS, Lender is willing to loan to Borrower, subject to the terms and conditions herein set forth (including, without limitation, subject to granting to Lender a first priority security interest in the Collateral) an aggregate principal amount of Seven Million and no/100 Dollars ($7,000,000).

NOW THEREFORE, in consideration of the premises and agreements herein contained, Borrower and Lender hereby agree as follows:


SECTION 1.        DEFINITIONS

1.1 Defined Terms. As used herein, the following terms shall have the following meanings, all other capitalized terms used herein but not defined shall be as defined in the Security
         Agreement:

         "Aircraft" means that certain Boeing 737-2L9 aircraft, United States Registration Number N465AT Manufacturer's serial number 21528, and its two Pratt & Whitney Model JT8D-17 engines, ESN 688423 and ESN 688419, and including all parts, accessories, additions equipment and records required for operation thereof, more fully described and defined in the Security Agreement.

         "Agreement" means this Loan Agreement, as the same may be modified, amended or supplemented from time to time.

         "Business Day" shall have the meaning set forth in the Security Agreement.

         "Closing Date" means the date of the Note.

         "Collateral" shall have the meaning set forth in the Security
         Agreement.



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         "Finova" means Finova Capital Corporation, a Delaware
         corporation.

         "Finova Loan" means the purchase money loan made by Finova to Borrower for purchase of the Aircraft pursuant to that certain Secured Loan Agreement dated as of December 21, 1995 between Finova and Borrower, relating to the Aircraft.

         "Guarantor" means Airways Corporation, a Delaware corporation, which shall unconditionally guarantee the obligations of Borrower to Lender under the Note.

         "Guaranty" means the agreement of Guaranty substantially the form of Exhibit B hereto, delivered by Guarantor with respect to the Note on the Closing Date.

         "Lien"  has the meaning set forth in the Security Agreement.

         "Loan" has the meaning set forth in Section 2.1 of this Agreement.

         "Loan Rate" has the meaning set forth in Section 2.2 of this Agreement.

         "Maturity Date" means the calendar date five months after the Closing Date.

         "month" means a period commencing on one day in a calendar month and ending on the day in the next succeeding calendar month the date of which numerically corresponds to the date of such first day, provided that if there is no numerically corresponding date in the next calendar month, such period shall end on the last day of the next succeeding calendar month.

         "Note" has the meaning set forth in Section 2.2 of this Agreement.

         "Operative Documents" means this Agreement, the Note, the Security Agreement, the Guaranty, each, as may be amended or supplemented from time to time and including all exhibits and attachments thereto, and any other agreement, document, instrument, or certificate required to be delivered under this Agreement or such documents.

         "Security Agreement" has the meaning set forth in Section 3 hereof and any other security agreement covering the Aircraft entered into by Lender and Borrower in accordance with the Operative Documents and applicable law.






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SECTION 2.        AMOUNT AND TERMS OF LOAN


2.1 The Loan. Subject to and upon the terms and conditions set forth in this Agreement, Lender agree to lend to Borrower on the Closing Date, an aggregate principal amount of Seven Million and no/100 Dollars ($7,000,000) (such amount actually loaned to Borrower being referred to as the "Loan").

2.2 Terms of Note. The Loan shall be evidenced by a promissory note (the "Note") duly executed and delivered by Borrower on the Closing Date substantially in the form of Exhibit A hereto. The Note shall, (i) have a principal amount of $7,000,000; (ii) bear interest from and including the Closing Date through the Maturity Date on the unpaid principal amount under the Note at an interest rate per annum of 10% (the "Loan Rate") and (iii) mature on the Maturity Date.

         The entire principal amount of the Note shall be due and payable on the Maturity Date;

         Accrued interest on the Note shall be due and payable monthly commencing on the calendar date corresponding to the Closing Date in the first calendar month succeeding the calendar month of the Closing Date ("Payment Commencement Date") and shall be due thereafter on the same numerical day of each month thereafter as Closing Date. Interest shall be computed on the basis of a thirty (30) day month. The first payment of accrued interest to be made on the Payment Commencement Date shall be the accrued interest from and after the Closing Date through and including the Payment Commencement Date.

         Lender shall record on its books and records or on a schedule to the Note, the amount of all payments of principal and interest on the Note. The record of such information, whether shown on Lender' books and records or on the schedule to the Note, shall be prima facie evidence as to all such amounts; provided, however, the failure of Lender to record any of the foregoing shall not limit or otherwise affect the obligation of Borrower to repay the Loan, together with accrued interest thereon.

2.3 Prepayment. Borrower shall have the right at any time, without advance notice to Lender, to prepay all or any portion of the principal balance of the Note without penalty; provided that any prepayment shall be accompanied by the payment of interest accrued on the amount being prepaid on the date of such prepayment.

2.4 Payment. All payments of principal, interest or any premiums or penalties due thereunder shall be made by payment in immediately available funds, no later than 12:00


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         o'clock noon Atlanta, Georgia time, to Lender at its address set forth in Section 8.8 hereof, irrespective of, and without deduction for, any set off or counterclaims. Whenever any payment of principal, interest, premium or penalty to be made hereunder shall fall due on a Saturday, Sunday or public holiday under the laws of the State of Georgia, such payment shall be made on the next succeeding Business Day, but interest shall continue to accrue on such payment until made. Whenever any payment of principal, interest, premium or penalty is not paid when due such amount due shall bear interest at the Default Interest Rate (as defined in the Note) until paid, notwithstanding whether or not such failure to pay when due constitutes an Event of Default under this Agreement or whether there is granted hereunder a grace period for payment.


SECTION 3.        SECURITY

3.1 Guaranty. In order to induce Lender to make the Loan, and as security for the payment in full by Borrower of all amounts due under the Operative Documents and under the Note, Borrower hereby agrees that it shall procure the delivery to Lender contemporaneously with the making of the Loan, the unconditional guaranty of the Guarantor, which guaranty agreement shall be substantially in the form of Exhibit B hereto.

3.2      Grant of Security Interest in the Aircraft.   On the Closing
         Date, Borrower shall execute and deliver to Lender an Aircraft Chattel Mortgage and Security Agreement substantially in the form of Exhibit C hereto (the "Security Agreement") pursuant to which Borrower shall assign, grant and set over unto Lender, a perfected first priority security interest in the Aircraft and the Collateral, all as further described and defined in the Security Agreement. Lender's security interest in the Aircraft and the Collateral shall be registered, recorded and perfected under and in accordance with the laws of the United States and the State of Georgia; provided, however, the Security Agreement and the release of all of the interests of Finova under the Finova Loan shall not be filed with the Federal Aviation ("FAA") Registry in Oklahoma City, Oklahoma until the earlier of, (i) the announcement of an agreement of merger between Guarantor and ValuJet, Inc. and
         (ii) July 10, 1997. Notwithstanding such delay in filing such agreements with the FAA, on the Closing Date, Borrower shall deliver over to Lender all originally executed agreements associated with the Loan, including the Security Agreement and financing statements (and fees associated with the filings thereof) and the release by Finova, for filing at the discretion of the Lender. Promptly upon filing of the Security Agreement and the release of the lien of Finova with the FAA, Borrower



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         shall ensure that Lender shall receive an opinion of special FAA counsel that the security interest of Lender is perfected under all applicable law, having first priority over all other interests or claims of any other party. Borrower shall bear all reasonable costs and expenses of Lender in securing counsel opinions and Lender's rights and security interest in and to the Aircraft, including, without limitation, the payment of Lender's FAA counsel fees associated therewith.

3.3 Further Assurances. Borrower will, and will procure that, at its own expense, at all times make, execute, acknowledge and deliver, and file and record in the proper filing and recording offices, all such further and additional instruments and documents, including, but not limited to, UCC-1 financing statements, and additional security agreements or mortgages as may be necessary under the applicable law, as may be necessary, or as Lender or its counsel may reasonably request from time to time, in order to preserve and perfect Lender' rights and interests hereunder and under the Security Agreement.


SECTION 4.        BORROWER REPRESENTATIONS AND WARRANTIES

To induce Lender to enter into this Agreement and to make the Loan as provided for herein, Borrower makes the following representations and warranties, which shall survive the execution and delivery of this Agreement, and all Operative Documents and which shall continue in full force and effect until payment in full by Borrower of all amounts due hereunder.

4.1 Corporate Organization and Standing. Borrower is, and will continue to be, a duly organized and validly existing corporation in good standing under the laws of the State of Delaware.

4.2 Corporate Power and Authority. Borrower has all requisite corporate power and authority to execute, deliver, and carry out the terms and provisions of this Agreement, and all other Operative Documents and has duly and properly taken all necessary corporate and other action (including, without limitation, any consent of directors or stockholders required by law or by its charter or by-laws) to permit and authorize the execution, delivery and performance of this Agreement, and all of the Operative Documents. This Agreement and all of the Operative Documents have been, or will be, duly authorized, executed and delivered by Borrower and each constitutes, or will constitute, a legal,valid and binding obligation of Borrower, enforceable against it in accordance with their respective terms.

4.3      Compliance with Other Instruments.  The Borrower is not in


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         violation of, or default under, any term of its charter or by-
         laws or any agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets are subject or of any judgment, decree, order, statute, rule or governmental regulation applicable to it. The execution, delivery and performance by Borrower of this Agreement and all of the Operative Documents, and any document required to be delivered hereunder or thereunder, the consummation of the transactions contemplated herein or therein and the compliance with the terms and provisions hereof or thereof will not contravene any provision of law, statute, rule or regulation to which Borrower is subject or any judgment, decree, franchise, order, governmental regulation or permit applicable to Borrower and will not violate, conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute of default under any agreement to which Borrower is a party, or result (except as contemplated by this Agreement and the Security Agreement) in the creation or imposition of any lien, mortgage, pledge or encumbrance upon any of the property or assets of Borrower pursuant to the terms of Borrower's charter, management agreement, by-laws or any indenture, mortgage, deed of trust, agreement or other instrument to which Borrower is a party or by which it or its properties is bound or may be subject, and will not violate or be in conflict with any provision of the charter or by-laws of Borrower.

4.4 No Liens. On the Closing Date, the Aircraft shall be free and clear of all liens, charges and encumbrances except for the interests of Lender under the Security Agreement.

4.5 Survival of Representations and Warranties. All representations and warranties made herein and the Security Agreement shall be true and correct as of the date of the Closing Date and shall survive the execution and delivery of this Agreement and all of the Operative Documents.


SECTION 5.        COVENANTS OF BORROWER

Borrower covenants and agrees that from the date hereof and until payment in full of the principal of and interest on the Note and of all other amounts due hereunder, unless Lender shall otherwise consent in writing, such consent not to be unreasonably withheld, Borrower shall:

5.1 Business and Existence. Perform all things necessary to preserve and keep in full force and effect the corporate existence and rights of Borrower; comply with all laws applicable to it; and conduct and operate its business substantially as conducted and operated as of the date


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         hereof.

5.2 Maintenance of Property. Maintain, preserve and protect its trade names and assets and properties and the Aircraft and keep the same in good repair, working order and condition and from time to time make, or cause to be made, all needed and proper repairs, renewals, replacements and improvements thereto so that its business carried on in connection therewith may be properly conducted at all times.

5.3 Insurance on Properties. At all times keep and maintain in force: (i) insurance upon its assets and properties which are of an insurable nature, real and personal, tangible and intangible, including, but not limited to, the Aircraft (for and in an amount equal to no less than Nine Million and no/100 Dollars ($9,000,000)), and against loss or damage from such hazards and risks as are reasonable and proper in accordance with the Security Agreement and sound business practice and as is customarily carried by persons owning similar properties and conducting similar business (including, without limitation, Borrower shall comply with the insurance requirements of the Security Agreement); (ii) liability insurance in such amount and for such coverage as are reasonable and proper in accordance with sound business practices and as is customarily carried by persons conducting similar business, of similar size and similarly situated and in the amounts and with the coverages required by the Security Agreement; and (iii) such other insurance as may be required by law or reasonably requested in writing by Lender. All such insurance shall be with responsible and reputable insurance companies, shall name Lender as an additional insured on all liability policies and shall be cancelable or materially changed only after thirty (30) days' prior written notice thereof to Lender.

5.4 Payment of Obligations and Expenses. Pay and discharge all of its indebtedness, obligations and expenses promptly in accordance with normal terms and practices of its business, before the same shall become in default, as well as all lawful claims for labor, materials and supplies which otherwise, if unpaid, might become a lien or charge upon its properties, assets or any part thereof provided, however, Borrower shall be entitled to contest such indebtedness, obligations and expenses so long as there is no material risk of the lien or charge upon its properties, or the Collateral.

5.5 Notice of Event of Default. At the time of Borrower's first knowledge of an Event of Default (as hereinafter defined) or any condition which could mature into an Event of Default, furnish Lender with written notice of the occurrence of any such event or the existence of any such condition which constitutes or upon written notice or lapse of time would



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         constitute an Event of Default.

5.6 Additional Information. Furnish such other information regarding the operations, business affairs and financial condition of Borrower or its property or assets or regarding the financial condition of the Guarantor as Lender may reasonably request from time to time, including, but not limited to, true and complete copies of its books of account and tax returns, current financial statements, maintenance status of the Aircraft and usage reports, and all information furnished to shareholders, or any governmental authority.

5.7 Right of Inspection. Permit (and cause to permit) any person designated by Lender, at Lender's expense, to visit and inspect any of the properties, corporate books and financial reports of Borrower and Guarantor and to discuss its respective affairs, finances and accounts with its principal officers (as applicable), all at such reasonable times and as often as Lender may reasonably request.

5.8 Assistance in Perfection of Security Interest. Join with Lender in taking all steps necessary to perfect Lender's security interest in the Aircraft, including, but not limited to, the filing or recording of any security agreement, assignment, financing statements, notice or other writing. Costs incurred in performing under this paragraph shall be paid by Borrower.

5.9 Liens. Not contract, create, incur, assume or permit to exist any Liens except for the interests of Lender under this Agreement and the Operative Documents.

5.10 Compliance with Laws. Comply with such laws, rules, and regulations and maintain such permits and licenses under applicable law with respect to the business of Borrower and with respect to the operation, ownership and maintenance of the Aircraft at all times during the term hereof.

5.11 Indemnification. The Borrower agrees to indemnify, reimburse, and hold harmless Lender from and against all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, civil and criminal legal proceedings, penalties, fines, and other sanctions, and any attorney fees and other reasonable costs and expenses, arising or imposed with or without the Lender's fault or negligence or under the doctrine of strict liability (collectively, "Claims"), relating to or arising in any manner out of:

         (a) This Agreement or any of the Operative Documents, or the breach of any representation, warranty, or covenant made by the Borrower (or the Guarantor) thereunder;


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         (b) Manufacture, purchase, lease, delivery, nondelivery, acceptance, rejection, ownership, possession, use, operation, return, registration, deregistration or re-registration or disposition of the Aircraft;

         (c) The condition of the Aircraft or any discoverable or nondiscoverable defect in it arising from its design, testing, or construction; any article used in the Aircraft; or any maintenance, service or repair, whether or not the Aircraft is in the Borrower's possession and regardless of where the Aircraft is located; or

         (d) Any transaction, approval, or document contemplated by this Agreement and any of the Operative Documents.

         The Borrower waives and releases Lender from any existing or future Claims in any way connected with injury to or death of the Borrower's personnel, loss or damage of the Borrower's property, or loss of use of any property, which may:

         (e) Result from or arise in any manner out of this Agreement and any of the Operative Agreements, condition, use or operation of the Aircraft; or

         (f) Be caused by any defect in the Aircraft; its design, testing, or construction; any article used in the Aircraft; or any maintenance, service, or repair, whether or not the Aircraft is in the Borrower's possession and regardless of where the Aircraft is located.

         The indemnities described in this Section will continue in full force and effect notwithstanding the expiration or other termination of this Agreement or the Security Agreement and are expressly made for the benefit of and will be enforceable by the Lender.

5.12 Merger, Consolidation. Not merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any entity, without the prior written consent of Lender, which Lender may provide or withhold in its sole discretion.


SECTION 6.        DEFAULT

6.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Agreement:

         (a)      Payment of Principal Balance.  Nonpayment of the full



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                  principal balance of the Note (plus accrued interest and
                  unpaid premiums or penalties) in accordance with the Note and this Agreement on or prior to the Maturity Date;

         (b) Payment of Installments of Principal and Interest. Nonpayment when due of any installment payment of interest on the Note (and any premium or penalty based thereon) and the same shall continue for a period of two (2) consecutive days after the date when due;

         (c) Representations and Warranties. Any representation or warranty made by Borrower under this Agreement or any of the Operative Documents or any report, certificate or statement made to Lender pursuant hereto or in connection herewith shall prove to be false, misleading, incomplete or untrue in any material respect as of the date on which such representation or warranty is made;

         (d) Covenants. Any breach by Borrower of any other covenant, term, agreement or condition contained herein, (other than payment) in the Note or in the Security Agreement or in any other Operative Document and the same shall continue unremedied for a period of fifteen (15) days after written notice from Lender; or

         (e) Bankruptcy or Insolvency. Borrower or the Guarantor (i) files a petition in bankruptcy or for the approval of a plan of reorganization or arrangement under the Bankruptcy Reform Act of 1978, or an involuntary petition in bankruptcy or plan of reorganization is filed against Borrower or Guarantor, or an admission seeking the relief therein provided and such proceeding shall not be dismissed within thirty (30) days after the date of filing; (ii) is unable, or admits in writing its inability, to pay its debts as they become due; (iii) makes an assignment for the benefit of creditors; (iv) files a petition or applies to any tribunal for the appointment of a custodian, receiver or any trustee for all or a substantial part of its assets; (v) by any act or omission indicates its consent, approval of, or acquiescence in the appointment of a receiver, custodian or trustee for all or a substantial part of its property;
                  (vi) is adjudicated a bankrupt or insolvent; (vii) becomes insolvent however otherwise evidenced; or (viii) ceases doing business as a going concern; or

         (f) Default of other Indebtedness. Any indebtedness of Borrower for borrowed money (other than the indebtedness owed to Lender hereunder) shall become due and payable prior to the stated maturity thereof resulting from a default thereunder, or if such indebtedness shall not be paid at the maturity thereof


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                  resulting from a defaulth therunder, or if such indebtedness shall not be paid at the maturity thereof or any guaranty or similar obligation of Borrower is not discharged at maturity or when due and called or if Borrower shall otherwise be in material breach or default under any agreement pursuant to which such indebtedness was incurred, and Borrower fails to cure such default within (i) thirty (30) days after written notice thereof, or (ii) any cure period provided for under the agreement pursuant to which the default occurred, whichever is less, and the aggregate amount of all such indebtedness at the time exceeds five hundred thousand Dollars ($500,000); or

         (g) Failure of Effectivity. If this Agreement or any other Operative Document shall at any time after its respective execution and delivery and for any reason cease to be in full force and effect or any certificate, instrument or documents issued and executed pursuant hereto or thereto shall for any reason cease to be effective to constitute a valid and perfected first priority Lien and security interest in and to the Collateral; or

         (h) Failure to Maintain Insurance. If there shall occur any lapse of, or failure to maintain, insurance coverage on the Collateral required to be maintained under the Security Agreement; or

         (i) Sale, Transfer or Lease of the Aircraft. If the Aircraft or any part thereof shall be sold, transferred, assigned, leased or otherwise disposed of by Borrower without the Lender's prior written consent.

6.2      Effect of Event of Default. If any Event of Default described in
         Section 6.1 hereof (other than as described in Section 6.1 (e) hereto) shall occur, Lender may at its option, by written notice to Borrower, declare the entire unpaid principal balance of the Note, as applicable, all interest accrued and unpaid thereon and all other amounts payable under this Agreement and all of the Operative Documents, immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower. Upon the occurrence of an Event of Default described in Section 6.1(e) hereof, the entire unpaid principal balance of the Note, all interest accrued and unpaid thereon and all other amounts payable under this Agreement and the Operative Documents shall automatically become immediately due and payable with all additional interest accrued thereon and without presentment, demand, protest or other notice of any kind. Lender may also exercise any or all of the rights and remedies with respect to the Aircraft as provided to Lender pursuant to


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         the Security Agreement and the Note, as applicable and those rights and remedies permitted by law, whether at law or in equity. In addition, if any Event of Default shall have occurred, the Loan Rate on the unpaid principal amount of the Note shall be increased to fifteen percent
         (15%) per annum compounded monthly after the occurrence of the Event of Default until the Event of Default is cured or the unpaid principal amount is paid, whether or not the Lender accelerates payment.


SECTION 7.        CONDITIONS PRECEDENT

7.1 Making Loan. The obligation of the Lender to make the Loan to Borrower hereunder is subject to the following conditions precedent:

         (a) The Note. There shall have been delivered to Lender, the Note, duly executed by Borrower, in form and substance satisfactory to Lender and otherwise in accordance with Section 2 hereof.

         (b) Security. Borrower shall have delivered to the Lender a duly executed Guaranty from the Guarantor and Borrower shall have delivered to Lender duly executed original copies of the Security Agreement and such other documents, including, but not limited to, financing statements, that Lender shall deem necessary to secure payment in full of all amounts due hereunder or under the Note.

         (c) Certified Resolutions and Charter. Borrower shall have delivered to Lender certified copies of (i) the resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of this Agreement and all of the Operative Documents and certified copies of all documents evidencing other corporate action of Borrower, if any, with respect to this Agreement and the Operative Documents, including a certificate of the corporate secretary of Borrower attesting to the incumbency of the officers executing all agreements hereunder, and (ii) the current charter and by-laws of Borrower.

         (d) Insurance. Borrower shall have delivered to Lender a Certificate of Insurance evidencing compliance with this Agreement and the Security Agreement in form and substance satisfactory to Lender.

         (f) No Default. As of the Closing Date, there shall exist no Event of Default under this Agreement or any Operative Document.


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         (g)      Report of Liens and Release of Finova Lien.  Borrower
                  shall have delivered to Lender reasonably satisfactory evidence from special FAA counsel that on the Closing Date, the Aircraft is free of all liens, charges and encumbrances, except the Lien of Finova under the Finova Loan, the release of lien for which (in form and substance satisfactory to Lender) shall be pre-positioned in escrow with special FAA counsel and delivered to Lender's control for filing with the FAA upon the payment to Finova of amounts necessary to pay off the indebtedness of Finova with respect to the Collateral.

         (h) Representations and Warranties. As of the Closing Date, all representation and warranties of Borrower hereunder shall be true and correct with the same force and effect as though made on the Closing Date.

         (i) Documents Acceptable. All documents, instruments and certificates relating to the making of the Loan and all proceedings in connection with the transactions contemplated by this Agreement or any Operative Document shall be satisfactory in form and substance to Lender.

In the event that Lender, in its sole and absolute discretion, waives satisfaction of any condition set forth in this Section, such waiver shall constitute a waiver only as to the time for satisfaction of such condition, and Borrower shall be obligated to comply with such condition as soon as practicable after the Closing Date, and in any event, within thirty (30) days thereafter.

SECTION 8.                 MISCELLANEOUS

8.1 Fees and Expenses. Borrower shall, on the Closing Date (or at any time thereafter, at the election of Lender) reimburse Lender and Finova for all reasonable out-of-pocket expenses incurred in connection with this Agreement and the transactions contemplated hereby and thereby, including, without limitation, all recordation fees and legal fees and disbursements of Lender's counsel, including special FAA counsel, and in connection with all professional services rendered and disbursements incurred by said counsel with respect to all transactions relevant to the subject matter hereof. Borrower shall pay to Lender, on demand, any expenses or other costs (including, without limitation, attorney's fees, disbursements, expert witness fees, and all travel, hotel telephone, postage, accounting, appraisal, inspection and consulting expenses) incurred by Lender in connection with (i) the enforcement and collection against Borrower or any other party (other than Lender) to any of the Operative Documents of any provision thereof or indebtedness contemplated hereby, (ii) any actual or threatened litigation, investigation or proceeding relating to the Operative Documents, whether or not suit is instituted, relating to any of the Operative Documents or the indebtedness contemplated thereby; (iii) any proceeding or enforcement in any state of federal bankruptcy or reorganization proceeding, and (iv) any actual or proposed amendment of the Operative Documents or any of them or modification of the indebtedness contemplated thereby.

8.1 Amendments. The provisions of this Agreement and any of the Operative Documents may from time to time be amended, modified or waived with the consent of Borrower and Lender, if such amendment or modification is in writing and signed by all parties thereto.

8.2 Waivers. Lender shall not be deemed to have waived any of their rights or remedies hereunder or under the Note, or the Security Agreement unless such waiver is in writing and signed jointly by Lender and then only to the extent specifically recited. No failure to exercise and no delay or omission in exercising any right, remedy or recourse on the part of Lender shall operate or be deemed as a waiver of such right, remedy or recourse or any other right, remedy or recourse, nor shall any single or partial exercise or any right, remedy or recourse hereunder or thereunder preclude any other or further exercise thereof. A waiver or release on any one occasion shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse on any subsequent occasion. All rights and remedies of Lender, whether pursuant to this Agreement or any of the Operative Documents, or any other instrument, shall be cumulative and concurrent and may be exercised singularly, successively or concurrently, at the sole discretion of Lender and may be exercised as often as occasion therefor may exist. The rights of Lender hereunder, under the Security Agreement and under the Note, shall be in addition to all other rights and remedies provided at law or in equity.

8.3 Transferability of Aircraft and Agreement. Borrower may not transfer or assign any or all of its rights and/or obligations hereunder or under the Security Agreement, or the Note without the prior written consent of Lender. Borrower may not transfer all or part of any of its interest in, to or under the Aircraft without the prior written consent of Lender.

8.4 Governing Law. This Agreement and all of the Operative Documents are be governed by the internal laws of the State of Georgia.

8.5 Enforceability of Agreement. Should any one or more of the provisions of this Agreement or any of the Operative Documents be determined to be illegal or unenforceable, all other provisions, nevertheless, shall remain effective and binding on the parties hereto. It is the intention of Borrower and Lender to contract in strict compliance with applicable usury laws; and accordingly, in no event and upon no contingency shall Lender ever be entitled to receive, collect or apply as interest any interest, fees or other payment equivalent to interest, in excess of the maximum rate which Lender may lawfully charge; and, in the event that Lender ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be applied to the reduction of the principal amount of the indebtedness owed Lender, and if all principal and interest thereon is paid in full, any remaining excess shall forthwith be paid to Borrower, or such other party lawfully entitled thereto. In determining whether or not the interest paid or payable, under the specific contingency, exceeds the highest lawful rate, Borrower and Lender shall, to the maximum extent permitted under applicable law, characterize any non-principal payment as a reasonable loan charge rather than as interest. Any provision hereof, or of any other agreement between Borrower and Lender, that operates to bind, obligate or compel Borrower to pay interest in excess of such maximum lawful rate, permitted to be charged form time to time, shall be construed to require the payment of the maximum rate only. The provisions of this
         Section 8.5 shall be given precedence over any other provision contained herein or in any other agreement between Lender and Borrower hereof that is in conflict with the provisions of this Section.

8.6 Titles. Titles of the Sections of this Agreement are merely for convenience in reading and shall not be construed to alter, modify or interpret the meaning of the provisions under said titles.

8.7 Definitions. All accounting terms used in this Agreement, if any, shall have the meanings ascribed to them by generally accepted accounting principles.

8.8 Notice. Any notice, request or demand to or upon the parties hereto must be given in writing and shall be deemed received when transmitted to the addressee. Notices shall be sent certified, postage prepaid and shall be addressed to the party to receive the same as follows or to such other addressee as may be hereafter designated in writing by the respective parties hereto:

         To Lender:             ValuJet, Inc.
                                1800 Phoenix Blvd. Suite 126
                                Atlanta, GA 30349
                                Attn: Stephen C. Nevin, CFO
                                Telephone:  770 907 5431
                                Telecopier:  770 907 2586

         To Borrower:           AirTran Airways, Inc.
                                6280 Hazeltine National Drive
                                Suite 100
                                Orlando, Florida  32822
                                Attn:  Senior Vice President-Finance
                                Telephone: 407 859 1579 Ext. 298
                                Telecopier: 407 888 9693

8.10 Entire Agreement. This Agreement (including all Exhibits hereto), the Operative Documents and all other documents delivered pursuant hereto shall constitute the full and entire understanding and agreement of the parties hereto and there are no further or other agreements or undertakings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to herein. All prior negotiations and agreements concerning the subject matter hereof between the parties hereto are superseded by this Agreement and the Operative Documents.

8.11 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.


               THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY

IN WITNESS WHEREOF, Borrower and Lender have each caused this Loan Agreement to be duly executed as of the date and year first above written.

                                         AIRTRAN AIRWAYS, INC.

                                         Borrower

                                         By:    /s/ Lawrencett Brinker
                                             ---------------------------------
                                         Title: General Counsel and Secretary
  ----------------------------                 -------------------------------



                                         VALUJET, INC.

                                         Lender

                                         By:   /s/ Stephen C. Nevin
                                             ---------------------------------
                                         Title: Vice President, Finance And
  ----------------------------                 -------------------------------
                                                Chief Financial Officer
                                               -------------------------------

                                    EXHIBIT A



Date: July 3, 1997             PROMISSORY NOTE           Amount: $7,000,000
      ------------             ---------------


1. PROMISE TO PAY. FOR VALUE RECEIVED, the undersigned (hereinafter collectively referred to as "Borrower") promise(s) to pay to the order of ValuJet, Inc., 1800 Phoenix Blvd. Suite 126, Atlanta, Georgia 30349 (hereinafter referred to as "Lender"), by wire transfer to such United States Bank as Lender shall so direct in writing, the principal sum of Seven Million and no/100 dollars ($7,000,000) (the "Loan"), together with interest from the date hereof as specified below, until paid in full. The Loan is made to Borrower pursuant to the terms of the Loan Agreement dated as of July 3, 1997, between Borrower and Lender (the "Loan Agreement")

2. RATE OF INTEREST. Borrower agrees to pay to Lender interest on the unpaid principal balance hereunder, as follows:

         The rate of interest during the term of this Loan shall be Ten percent (10%) per annum (the "Loan Rate").

3. PAYMENT SCHEDULE. Payment of accrued interest at the Loan Rate in accordance with paragraph 2 above, shall be made monthly, commencing on the calendar date corresponding to the date of this Promissory Note in the first calendar month succeeding the calendar month of the date of this Promissory Note ("Payment Commencement Date") and shall be due thereafter on the same numerical day of each month as the date of this Promissory Note. Interest shall be computed on the basis of a thirty (30) day month. The first payment of accrued interest to be made on the Payment Commencement Date shall be the accrued interest from and after the date of this Promissory Note through and including the Payment Commencement Date. The principal balance shall be paid in full on or before December 3, 1997 (the "Maturity Date"). During the period Borrower is in default in payment of any installment or payment hereunder, when and as due, the rate of interest on the unpaid principal balance hereunder shall be increased to Fifteen percent (15%) per annum compounded monthly (the "Default Interest Rate"). All payments received by Lender hereunder shall be first credited to accrued interest and then to Principal.

4. PAYMENT OF LOAN PROCEEDS. Borrower hereby directs Lender to pay the loan proceeds in accordance with the following:

5. PREPAYMENT AND APPLICATIONS OF PAYMENTS. Borrower may prepay this obligation in part or in full at any time. Any payment in respect of the Loan shall be (i) first applied to any other amount payable to Lender (other than the principal hereof and interest at the Loan Rate and the Default Interest
Rate) pursuant to the terms of this Note or the Loan Agreement, (ii) then the remainder, if any, to payment of outstanding and unpaid interest at the Loan Rate and the Default Rate, as applicable; and (iii) the remainder, if any, to payment of principal hereof.

6. SECURITY. To secure the payment of the indebtedness evidenced by this Promissory Note and any renewals, extensions or changes hereof Borrower has contemporaneously herewith delivered the unconditional Guaranty of Airways Corporation, a Delaware corporation, the "Guarantor"). In addition, Borrower has granted Lender a first priority security interest in the Aircraft and other collateral (the "Collateral") more fully described in the Security Agreement entered into between Lender and Borrower of even date herewith (the "Security Agreement").

7. PURPOSE OF LOAN. Borrower warrants and represents to Lender that this Loan is for business and commercial purposes and not for personal, family, household or agricultural purposes.

8. PRINCIPALS AND WAIVERS. All signers, makers, guarantors, endorsers and sureties hereof are to be regarded as principals, jointly and severally. Every maker, endorser, guarantor and surety hereof hereby waives presentment, notice, protest and impairment of collateral, and consents to all extensions, deferrals, partial payments and refinancings hereof before or after maturity.

9. DEFAULT. Upon Borrower's failure to make any payment required under this Promissory Note, or upon the occurrence of an Event of Default under the terms of the Loan Agreement, Lender may employ all remedies allowed by law including, where permissible, declaring all indebtedness due under this Promissory Note, as well as any other indebtedness or liability of Borrower to Lender, immediately due and payable.

10. WAIVER OF DEFAULT. No waiver by Lender of any default shall be effective unless in writing, nor operate as a waiver of any other default or of the same default in the future.

11. TIME OF THE ESSENCE. Time is of the essence of this Promissory Note and each provision hereof.

12. CHANGE OF ADDRESS. Borrower will immediately notify Lender in writing of any change of address from that shown herein.

13.      GOVERNING LAW AND CHOICE OF FORUM.  THIS AGREEMENT WAS MADE
AND ENTERED INTO IN THE STATE OF GEORGIA AND THE LAW GOVERNING THIS TRANSACTION SHALL BE THAT OF THE STATE OF GEORGIA AS IT MAY FROM TIME TO TIME EXIST.

14. ENFORCEABILITY. The unenforceability of any provision hereof shall not affect the validity of any other provision hereof.

15. BINDING AGREEMENT. All obligations of Borrower hereunder shall bind the successors and assigns of Borrower. All rights of Lender hereunder shall inure to the benefit of its successors and assigns.

16. ASSIGNMENT. Borrower shall not sell, assign, transfer, encumber or convey any of its interests, rights or obligations in to and under this Promissory Note without the prior written consent of Lender.

17. ENTIRE AGREEMENT. This Promissory Note, the Loan Agreement, the Security Agreement, and the Guaranty constitute the entire agreement between and among the parties with respect to the subject matter hereof. There are no verbal understandings, agreements, representations or warranties not expressly set forth herein. Neither the Loan Agreement, this Promissory Note, nor the Security Agreement shall be changed orally, but only by writing signed by the parties hereto.

BORROWER HEREIN ACKNOWLEDGES THAT IT HAS READ AND FULLY UNDERSTANDS ALL OF THE TERMS AND CONDITIONS OF THIS PROMISSORY NOTE.

Executed this 3rd day of July, 1997, at Orlando, Florida.

Borrower: AirTran Airways, Inc.

By:      Lawrence H. Brinker
         ------------------------------
Title:   General Counsel and Secreatary
         ------------------------------
Address:          6280 Hazeltine National Drive
                  Suite 100
                  Orlando, Florida  32822

                                    EXHIBIT B


                                    GUARANTY


         This Guaranty is made and given as of the 3rd day of July, 1997 by the undersigned, Airways Corporation ("Guarantor"), a corporation organized under the laws of the State of Delaware, to and for the benefit of ValuJet, Inc. a corporation organized under the laws of the State of Nevada ("Lender"), in connection with a loan of even date herewith made by Lender to AirTran Airways, Inc., a corporation organized under the laws of the State of Delaware ("Borrower") which loan was made pursuant to the terms of the Loan Agreement between Borrower and Lender dated as of July 3, 1997 (the "Loan Agreement") whereunder on the date hereof, Borrower executed and delivered to Lender a Promissory Note (in the amount of the loan) in the principal amount of $7,000,000 (the "Note") and secured by the terms of an Aircraft Chattel Mortgage and Security Agreement (the "Security Agreement"), each of even date herewith (collectively, the Loan Agreement, the Note and the Security Agreement, the "Loan Agreements").

For purposes of this Guaranty, all capitalized terms used herein but not defined herein shall be as defined in the Loan Agreements.

For purposes of this Guaranty, the term "Obligations" shall mean, (a) (i) the full and prompt payment when due of principal, interest and other amounts owing by the Borrower under the Loan Agreements and the Operative Documents and all other obligations and indebtedness (including, without limitation, indemnities, fees and interest thereon) of the Borrower now existing or hereafter incurred under, arising out of or in connection with the Loan Agreements, and (ii) the due performance and compliance with terms of the Loan Agreement and the Operative Documents by the Borrower, and (b) (i) any and all sums advanced by the Lender in accordance with the Loan Agreements and Operative Documents in order to preserve the Collateral or preserve its security interest in the Collateral, and (ii) in the event of any proceedings for the collection or enforcement of any indebtedness, obligations or liabilities of the Borrower referred to in clause (a) or (b), after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Lender of its rights under the Security Agreement or the other Operative Documents, together unconditionally, absolutely and irrevocably guarantees to the Lender, its successors and assigns, the full, prompt and punctual payment of all amounts when due, including, without limitation, amounts due on default, of any nature whatsoever from time to time payable by the Borrower to the Lender pursuant to the terms of the Loan Agreements and the full, prompt and punctual performance and observance by the Borrower of all of the Obligations.

         Additionally, Guarantor hereby agrees to pay Lender' costs and expenses incurred in enforcement of this Guaranty, including Lender's attorney fees.

         The Guaranty hereunder shall be a continuing guaranty of payment and performance as aforesaid and shall remain in full force and effect until each and all of the obligations of the Borrower shall have been fully and satisfactorily discharged in accordance with the terms and provisions of the Loan Agreements and the Guarantor shall have fully and satisfactorily discharged all of its obligations under this Guaranty. Irrespective of the lack of notice to or consent of Guarantor with respect to the following items, its obligations hereunder shall not be discharged or impaired in any manner whatsoever by any:

         (a) new agreements or obligations of Borrower with or to Lender (including any security agreement in favor of Lender) or any amendments, assignments, extensions, modifications, renewals or waivers of default with respect to the Loan Agreements;

         (b) adjustments, compromises or releases of any obligations of Borrower or any other guarantor or other parties, or exchanges, releases or sales of any security of Borrower, Guarantor or any other guarantor or other parties;

         (c) claim which Borrower, or Guarantor has or might have against Lender, or any other party;

         (d) bankruptcy, compositions, extensions, moratoria or other relief granted to Borrower, or to any other guarantor pursuant to any statute presently in force or hereafter enacted; or

         (e) interruptions or changes in the business relations between Guarantor and Borrower including any sale by the Guarantor (to the extent such Guarantor owns such shares) of all or part of the shares of the Borrower or the assets of the Borrower, any change in the relationship between the Guarantor and Borrower.

         Guarantor agrees not to accept from Borrower any disbursements or payment of any kind, so long as any indebtedness is outstanding between Borrower and Lender.

Guarantor agrees that any payment received by Guarantor in violation of this provision will be deemed held in constructive trust for Lender.

         The Guarantor agrees that its obligations hereunder shall be absolute, unconditional and shall be irrevocable without regard to the validity, enforceability or legality of the Loan Agreements, any agreement referred to therein or the Obligations; the waiver or consent by the Lender with respect to any provision of the Loan Agreements; or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Guarantor, and shall not be subject to any defense, set off or counterclaim whatsoever, irrespective of the validity or legality of the same.

         The Guarantor expressly agrees that it shall not be necessary, as a condition to enforce this Guaranty, that suit be first instituted against Borrower, or any other person whatsoever, or that any rights or remedies against Borrower, or any other person be first exhausted, it being understood and agreed that the liability of the Guarantor hereunder shall be primary, direct, and in all respects unconditional and independent of the obligations of Borrower.

         The Guarantor hereby expressly waives acceptance, diligence, presentment, demand of payment, protest, notice of acceptance of this Guaranty, notice of liability to which it may apply, notice of Default under the Loan Agreements, notice of dishonor or nonpayment or non-satisfaction of any such liabilities, suit or taking other action or making any demand against Borrower or any other party liable with respect hereto including the undersigned, filing of claims with a court in the event of merger or bankruptcy of the Borrower, any requirement to proceed against Borrower or any successor in interest to Borrower, and all other notices and demands whatsoever.

         No delay on the part of Lender in exercising any of its options, powers or rights hereunder or under the Loan Agreements, or partial or single exercise thereof, shall constitute a waiver thereof. The Lender may grant extensions of time, of performance, or of payment or any other indulgence to Borrower, without notice to or consent of Guarantor, and such action shall not affect, impair or discharge the liability of the Guarantor hereunder.

         If and to the extent that Guarantor makes any payment hereunder, any claim which the Guarantor may have by reason thereof shall be subject and subordinate to the prior payment by the Borrower to the Lender of all amounts due under the Loan Agreements, the performance in full by Borrower of all of its obligations thereunder, and the performance in full by the Guarantor all of its other obligations hereunder.

         The obligations hereunder of Guarantor shall be binding upon its successors and assigns.

         This Guaranty shall be construed liberally in favor of Lender and shall inure to the benefit of Lender's successors and assigns. The rights and remedies herein granted to Lender are cumulative and not alternative.

         This Guaranty is being delivered in the State of Georgia, United States of America, and will in all respects be governed by and construed in accordance with the laws of the State of Georgia (notwithstanding the conflict laws of the State of Georgia), United States of America.

         Guarantor hereby consents to the non-exclusive jurisdiction of the Federal District Court for the District of Georgia or the State of Georgia courts in Atlanta, Georgia, United States of America. Nothing herein will prevent Lender from bringing suit in any other appropriate jurisdiction.

         Guarantor hereby agrees to furnish the Lender during the time that any of the Obligations are outstanding, such financial information concerning the Guarantor as the Lender may reasonably request.

         The undersigned Guarantor represents and warrants that (a) the financial statements heretofore delivered to Lender fairly present the financial position of the Guarantor on and as of the date thereof for the period or periods covered thereby; (b) since the date of the balance sheet included within said financial statements, there has been no materially adverse change in the financial condition of Guarantor; (c) Guarantor has its principal place of business at the address shown below and (d) this Guaranty, when executed by Guarantor, is a valid and binding obligation of Guarantor, enforceable in accordance with its terms. Additionally, Guarantor acknowledges and agrees that its execution of this Guaranty was a necessary condition and inducement for Lender to enter into the Loan Agreements with Borrower.

         IN WITNESS WHEREOF, the Guarantor, has executed and delivered this Guaranty as of the date first above written.

AIRWAYS CORPORATION


By: Lawrence H. Brinker
    -------------------------------

Title:  General Counsel & Secretary
       ----------------------------

Address:  6280 Hazeltine National Drive
          Suite 100
          Orlando, Florida  32822

                                    EXHIBIT C



                               SECURITY AGREEMENT





                AIRCRAFT CHATTEL MORTGAGE AND SECURITY AGREEMENT


                                   dated as of


                                  July 3, 1997


                                     made by


                       AIRTRAN AIRWAYS, INC., AS BORROWER


                                   in favor of


                            VALUJET, INC., AS LENDER


-------------------------------------------------------------------------------

                             One Boeing 737 Aircraft

-------------------------------------------------------------------------------

         AIRCRAFT CHATTEL MORTGAGE AND SECURITY AGREEMENT (the "Security Agreement") dated as of July 3, 1997, made by Airtran Airways, Inc., a Delaware corporation (the "Borrower"), to ValuJet, Inc., a Nevada corporation (the "Lender").

                             PRELIMINARY STATEMENTS

         WHEREAS, Lender and Borrower have entered into a Loan Agreement dated July 3, 1997 (the "Loan Agreement") pursuant to which Lender has this date made the Loan to Borrower;

         WHEREAS, it is a condition to the making of the Loan by the Lender that this Security Agreement be executed and delivered by the Borrower; and

         WHEREAS, the Borrower desires to execute this Security Agreement to satisfy the condition described in the preceding paragraph; and

         WHEREAS, the Borrower wishes to grant certain security interests in favor of the Lender; and

         NOW, THEREFORE, in consideration of the benefits accruing to the Borrower, the receipt and sufficiency of which are hereby acknowledged, the PARTIES HERETO AGREE:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

         SECTION 1.01. Definitions. The capitalized terms used herein shall have the meanings specified in Exhibit A to this Security Agreement unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural of the terms defined.


                                   ARTICLE II
                GRANTING CLAUSES; REPRESENTATIONS AND WARRANTIES

         SECTION 2.01. Security Agreement and Grant of Security Interest. The Borrower hereby mortgages to the Lender, its successors and assigns, and hereby grants to the Lender, its successors and assigns, a continuing perfected security interest in and Lien upon the following property (collectively, the adjustments shall be with the Lender), "Collateral") as security for the due and prompt payment and performance of the Obligations:

                  (a) the Airframe and Engines described in Schedule I hereto;

                  (b) any Airframe or Engines described in Schedule I to any Supplement from time to time hereafter executed and delivered by the Borrower pursuant to Section 2.02 hereof;

                  (c) the Aircraft Records;

                  (d) any lease (authorized or unauthorized) relating to an Aircraft that is subject to the Lien created by this Security Agreement, including (without limitation) (i) the right to receive all rent and other monies whatsoever payable to the Borrower under such lease, including all insurance proceeds and the benefit of any assignment by a lessee to the Borrower of its right, title and interest in and to all insurances effected pursuant to such lease, any compensation paid in respect of any requisition for use or hire of the leased property any sums payable to the Borrower in respect of the lessee's obligations to repair or restore the leased property to the condition specified under the lease and all claims for damages in respect of any breach by the lessee of such lease, and (ii) the right to exercise the rights and remedies of the Borrower under any such lease, including without limitation the right to declare an "event of default" under the lease and repossess the leased property as a consequence thereof;

                  (e) all Proceeds of the Airframe or Engines;

                  (f) all issues from and income and interest on Proceeds, products, title, interest and claims whatsoever, at law, as well as in equity, now or hereafter existing, in or to any of the foregoing;

                  (g) [Intentionally Omitted];

                  (h) [Intentionally Omitted];

                  (i) all right, title and interest of the Borrower to and in all aircraft purchase agreements covering the Airframe and Aircraft subject to the Lien hereof, and all engine purchase agreements covering the Engines subject to the Lien hereof, including all warranties (whether express or implied), service policies, product agreements and patent indemnities of any manufacturer, vendor or maintenance and overhaul agency, and any subcontractor or supplier or vendor thereof; and

                  (j) to the extent not included in the foregoing, all and any proceeds of any and all of the foregoing Collateral, including (without limitation) proceeds of insurance covering the Airframe and Engines and/or any other portion of the Collateral;

                  TO HAVE AND TO HOLD the Collateral as security as aforesaid; IN TRUST NEVERTHELESS, upon the terms and in trust as hereinafter set forth, for the benefit, security and protection of the Lender by securing the Note outstanding under the Loan Agreement.

                  The parties hereto agree that any lease of the Aircraft shall be subject and subordinate to all of the provisions of the Loan Agreement and this Security Agreement.

                  The Lender's security interest in, Lien upon, and rights under the Collateral shall attach to all of the Collateral upon the execution and delivery of this Security Agreement and upon the acquisition of rights thereon by the Borrower, without further act being required on the part of either the Lender or the Borrower.

         SECTION 2.02.  Intentionally Omitted.

         SECTION 2.03. Representations and Warranties of the Borrower. The Borrower represents and warrants that, in the case of the Aircraft, Airframe and each Engine initially or subsequently mortgaged hereunder, on the date such Airframe or Engine is mortgaged hereunder:

                  (i) The execution, delivery and performance by the Borrower of this Security Agreement or this Security Agreement as supplemented by any Supplement are within the Borrower's corporate power, have been duly authorized by all necessary corporate action, and do not contravene (1) the Borrower's articles of incorporation or by-laws or
         (2) any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any contractual restriction binding on or affecting the Borrower or any of its properties and do not result in or require the creation of any Lien, security interest or other charge or encumbrance (other than pursuant to the Operative Documents) upon or with respect to any of its properties other than that created hereunder.

                  (ii) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution and delivery by the Borrower of this Security Agreement or this Security Agreement as supplemented by any Supplement, other than as have been duly obtained, taken, given or made (certified copies of which shall have been delivered to the Lender).

                  (iii) The Borrower shall have good title to such Airframe or Engines, free and clear of all Liens, except the Lien of the Lender thereon.

                  (iv)  The Borrower has duly executed and delivered this

         Security Agreement which Security Agreement (as so supplemented, as the case may be) constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.


                                   ARTICLE III

                    REGISTRATION AND MAINTENANCE; OPERATION;
                         POSSESSION AND LEASES; INSIGNIA

         SECTION 3.01. Registration and Maintenance. The Borrower, at its own expense, shall:

                  (1) maintain the registration of the Aircraft in the name of the Borrower and maintain the registration of the Aircraft in the United States in the name of the Borrower under the Federal Aviation Act;

                  (2) maintain, service, repair and overhaul (or cause to be maintained, serviced, repaired, and overhauled) the Aircraft (and any engine which is not an Engine but which is installed on the Aircraft), the Airframe, each Engine and each Part

                           (a) so as to keep the Aircraft (and any such engine),
                  the Airframe, each Engine and each Part (i) in good operating condition and (ii) ordinary wear and tear excepted, in as good condition as when delivered to the Borrower on the Delivery Date and so as to keep the Aircraft in such condition as may be necessary to enable the airworthiness certification for the Aircraft to be maintained in good standing at all times;

                           (b) in accordance with the Borrower's FAA-approved
                  maintenance program for the Aircraft and Engines, which program shall be approved by the FAA; and

                           (c) in a manner which will not discriminate against
                  the Aircraft with respect to other aircraft of the same type (whether owned or leased) in the Borrower's fleet.

                  (3) maintain or cause to be maintained all Aircraft Records required to be maintained in respect of the Aircraft by the FAA;

                  (4) comply with all applicable airworthiness directives of the FAA and maintain an FAA certificate of airworthiness in relation to the Aircraft;

                  (5) be and shall remain a Citizen of the United

         States;


                  (6) be and shall remain a Certificated Air Carrier and is and shall continue to be a holder of all certificates, licenses and authority necessary to operate the Aircraft under Part 121 of the Federal Aviation Regulations in scheduled passenger service. The Borrower will comply with, or cause to be complied with, at all times and in all respects, all statutes, laws, ordinances, rules and regulations of the United States (including, without limitation, the FAA) and of all other domestic or foreign governmental, regulatory, or judicial bodies applicable to the use, operation, registration, maintenance, overhauling, or condition of the Aircraft, or any part thereof, and with all requirements under any licenses, permits or certificates relating to the registration, use, operation or control of the Aircraft which are issued to the Borrower or to any other person having operational control of the Aircraft; and

                  (7) file, record and take such other action as shall be reasonably necessary to preserve and protect the perfected Lien of this Security Agreement on the Collateral, including filing UCC continuation statements.

         SECTION 3.02. Operation; Reregistration. (a) The Borrower will not maintain, use, service, repair, overhaul or operate the Aircraft in violation of any law, rule, regulation, treaty or order of any government or governmental authority (domestic or foreign) having jurisdiction, or in violation of any airworthiness certificate, license or registration relating to the Aircraft issued by any such authority except the Borrower may contest in good faith the validity or application of any such law, rule, regulation, treaty, order, certificate, license or registration, after providing written notice to the Lender, provided that there is no material adverse effect on the rights of the Lender, the Lien under the Security Agreement or the priority thereof, or the value or utility of the Collateral. The Borrower will at all times maintain the Aircraft in passenger configuration.

                  (b) The Borrower will not operate or locate the Aircraft: (i) in or to any area excluded from coverage by any insurance required to be maintained by the terms of Article VI hereof, and (ii) any areas of actual or threatened armed hostilities.

         SECTION 3.03. Possession and Leases. (a) The Borrower will not, without the prior written consent of the Lender, lease or otherwise in any manner deliver, transfer or relinquish title to, interest in, or possession of the Airframe or any Engine or install or permit any Engine to be installed on any airframe other than the Airframe; provided that, so long as (i) no Default or Event of Default exists at the time of such lease, delivery, transfer or relinquishment of possession or installation, (ii) the Borrower shall continue to comply with Article VI hereof, (iii) all airworthiness approvals required for such purposes have been obtained, and (iv) the actions to be taken shall not deprive the Lender of the security interest of this Security Agreement on such Aircraft, Airframe or Engine, the Borrower may, without the prior written consent of the Lender:

                  (1) subject the Engines or engines then installed on the Airframe or Parts to normal interchange agreements or normal pooling or similar arrangements, in each case customary in the airline industry and entered into by the Borrower in the ordinary course of its business with a Certificated Air Carrier; provided that (i) no such agreement or arrangement contemplates or requires the transfer of title to any Engine and (ii) if the Borrower's title to any Engine shall be divested under any such agreement or arrangement, such divestiture shall be deemed to be an Event of Loss with respect to such Engine and the Borrower shall comply with Section 5.02 hereof in respect thereof; or

                  (2) deliver possession of the Airframe or any Engine to the Airframe manufacturer or Engine manufacturer or to any qualified FAA-approved Person for testing, service, repair, maintenance or overhaul work on the Airframe or any Engine or any part thereof or for alterations or modifications in or additions to the Airframe or Engine(s) to the extent required or permitted by the terms hereof.

                  (b) The rights of transferee who receives possession by reason of a transfer permitted by this Section 3.03 (other than the transfer of an Engine which is deemed an Event of Loss upon satisfaction of the replacement thereof pursuant to Section 5.02 hereof) shall be subject and subordinate to all the terms of this Security Agreement.

                  No pooling agreement, lease or other relinquishment of possession of any Airframe or any Engine or wet lease shall in any way discharge or diminish any of the Borrower's obligations to the Lender hereunder or constitute a waiver of the Lender's rights or remedies hereunder.

                  (c) Any wet lease or similar arrangement under which the Borrower maintains operational control of the Aircraft subject thereto shall not constitute a delivery, transfer or relinquishment of possession for purposes of this Section 3.03.


         SECTION 3.04. Insignia. On or before the date hereof, or as soon thereafter as practicable, the Borrower agrees to affix and maintain (or cause to be affixed and maintained) on the Aircraft:

                  (a) in the cockpit of the Airframe and on each Engine thereof a nameplate bearing the inscription:

                      This Aircraft/Engine is Mortgaged To

                            ValuJet, Inc., as Lender

such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor Lender permitted hereunder; and

                  (b) on board and in a conspicuous location, a valid and current certificate of airworthiness issued by the FAA or the then government or registry as permitted hereby. Except as otherwise herein provided, the Borrower will not allow the name of any Person to be placed on any Aircraft or any Engine as a designation that might be interpreted as a claim of ownership (other than by the Borrower) or as a claim of a security interest.


                                   ARTICLE IV

                        REPLACEMENT AND POOLING OF PARTS;
                    ALTERATIONS, MODIFICATIONS AND ADDITIONS


         SECTION 4.01. Replacement of Parts. The Borrower, at its own cost and expense, will promptly replace or cause to be replaced all Parts which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever, except as otherwise provided in Section 4.03. All replacement Parts (other than replacement parts temporarily installed as provided in Section 4.02) shall be free and clear of all Liens (except Permitted Liens), and shall be in as good an operating condition, and shall have a value and utility substantially equal to or greater than, the Parts replaced assuming such replaced Parts were in the condition and repair required to be maintained by the terms of this Security Agreement. All Parts at any time removed from the Airframe or any Engine shall remain the property of the Borrower and subject to this Security Agreement, no matter where located, until such time as such Parts shall be replaced by parts which have been incorporated in or installed in or attached to the Airframe or Engine and meet the requirements for replacement Parts specified above. Upon any replacement part becoming incorporated or installed in or attached to the Airframe or any Engine, without further act (subject only to Permitted Liens and except for any arrangement or temporary installation permitted by Section 4.02), (i) such replacement part shall become subject to this Security Agreement covering the Airframe or Engine and be deemed a Part for all purposes hereof to the same extent as the Parts originally incorporated or installed in or attached to the Airframe or Engine and (ii) the replaced Part shall no longer be deemed a Part under the Security Agreement.

         SECTION 4.02. Pooling of Parts; Temporary Replacement Parts. Any Part removed from the Airframe or any Engine as provided in Section 4.01 may be subjected by the Borrower to a pooling arrangement of the type which is permitted by Section 3.03(a)(1) hereof; provided, that the Part replacing such removed Part shall be incorporated or installed in or attached to the Airframe or Engine in accordance with Section 4.01 as promptly as practicable after the removal of such removed Part. In addition, the Borrower may use temporary parts or pooled parts on the Aircraft as temporary replacements for Parts, provided that the Borrower at its expense, as promptly thereafter as practicable, either
(1) causes such pooled or replacement Part to become the property of the Borrower free and clear of all Liens other than Permitted Liens or (2) replaces such replacement Part with a further replacement part owned by the Borrower which meets the requirements of Section 4.01, free and clear of all Liens other than Permitted Liens.

         SECTION 4.03. Alterations, Modifications and Additions. The Borrower, at its own expense, will make (or cause to be made) such alterations, modifications and additions to the Airframe and each Engine as may be required to meet the applicable standards of the FAA and to maintain the certificate of airworthiness for the Aircraft, regardless of upon whom such requirements are, by their terms, nominally imposed, provided, however, that the Borrower may in good faith, contest the validity or application of any such law, rule, regulation or order in any reasonable manner which does not adversely affect the Lender. In addition, the Borrower, at its own expense, may from time to time make such alterations and modifications in and additions to the Airframe or any Engine as the Borrower may deem desirable in the proper conduct of its business, including removal of Parts which the Borrower deems to be obsolete or no longer suitable or appropriate for use on the Airframe or Engine (such Parts are hereinafter referred to as "Obsolete Parts"); provided that no such alteration, modification, removal or addition singularly or in the aggregate (x) impairs the condition or airworthiness of the Airframe or Engine or (y) diminishes the value or utility of the Airframe or Engine below the value or utility thereof immediately prior to such alteration, modification, removal or addition assuming
(i) the Airframe or Engine was then in the condition and airworthiness required to be maintained by the terms of this Security Agreement and (ii) that the Obsolete Parts so removed include all Obsolete Parts removed to the date of determination, and in any event, no alteration, modification, removal or addition is permitted without consent of the Lender if the purpose is to convert the Aircraft for use as a cargo transport. All parts incorporated or installed in or attached or added to the Airframe or any Engine as the result of such alteration, modification or addition (except those parts which the Borrower has leased from others and parts which may be removed by the Borrower pursuant to the next sentence) (each, an "Additional Part" or, collectively, "Additional Parts") shall, without further act, become subject to this Security Agreement. Notwithstanding the foregoing, the Borrower may, at any time, so long as no Default or Event of Default shall have occurred and be continuing, remove or suffer to be removed any Additional Part, provided that such Additional Part (i) is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to the Airframe or any Engine at the time of delivery thereof hereunder or any Part in replacement of or substitution for any such Part, (ii) is not required to be incorporated or installed in or attached or added to the Airframe or any Engine pursuant to the terms of Article III hereof or the first sentence of this Section 4.03, and
(iii) can be removed from the Airframe or Engine without impairing the airworthiness of the Airframe or Engine or diminishing the value or utility of the Airframe or Engine which the Airframe or Engine would have had at such time had such removal, alteration, modification or addition not occurred. Upon the removal thereof as provided above, such Additional Parts shall no longer be deemed part of the Airframe or the Engine from which it was removed and shall be free of the Lien of this Security Agreement.

                                    ARTICLE V

                      LOSS, DESTRUCTION, REQUISITION, ETC.


         SECTION 5.01. Event of Loss With Respect to an Aircraft. Upon the occurrence of an Event of Loss with respect to the Airframe or the Airframe and the Engines and/or engines then installed thereon, the Borrower shall forthwith give the Lender written notice of such Event of Loss. Not later than the earlier of (x) the thirtieth day following the occurrence of such Event of Loss or (y) the third Business Day following the receipt of the insurance proceeds in respect to such Event of Loss, the Borrower shall prepay the entire outstanding principal amount of the Note together with accrued interest thereon to the date of prepayment, and all other amounts payable to the Lender under the Loan Agreement, the Note, this Security Agreement and all other Operative Documents.

         SECTION 5.02. Event of Loss With Respect to an Engine. Upon the occurrence of an Event of Loss with respect to an Engine under circumstances in which there has not occurred an Event of Loss with respect to the Airframe, the Borrower shall forthwith give the Lender written notice thereof and shall, within 60 days after the occurrence of such Event of Loss, as replacement for the Engine with respect to which such Event of Loss occurred, cause to be subjected to the Lien of this Security Agreement another Pratt & Whitney JT8D-17_ engine, fully Stage III compliant (or an equivalent or an improved model and suitable for installation and use on the Airframe), free and clear of all Liens (other than Permitted Liens) and having a value and utility at least equal to, and being in as good an operating condition as, the Engine subject to such Event of Loss, assuming that said Engine had been maintained in accordance with the terms hereof. Prior to or at the time of any such substitution, the Borrower, at its own expense, will

                  (i) cause a Supplemental Security Agreement with respect to such replacement engine to be duly executed by the Borrower and filed for recording pursuant to the Federal Aviation Act, or the applicable laws, rules and regulations of any other jurisdiction in which the related Airframe may then be registered,

                  (ii) furnish the Lender with such evidence of the Borrower's title to such replacement engine and of compliance with the insurance provisions of Article VI hereof with respect to such replacement engine as the Lender may reasonably request, and

                  (iii) furnish the Lender with a written certificate of the Borrower, signed by a vice president of the Borrower and an aircraft engineer from the engine manufacturer or, if not available, a comparable engineer, certifying that such replacement engine is a Pratt & Whitney JT8D-17 engine (or an equivalent or an improved model and suitable for installation and use on the Airframe fully compliant with Stage 3), free and clear of all Liens (other than Permitted Liens) and has a value and utility at least equal to, and is in as good operating condition as, the Engine subject to such Event of Loss (assuming it had been maintained in the condition required hereby), and specifying the number of hours and cycles that such replacement engine then has.

Upon compliance by the Borrower with all of the terms of this Section 5.02, the Engine with respect to which such Event of Loss occurred shall thereupon cease to be an Engine hereunder. For all purposes hereof, each such replacement engine shall, after such substitution, be deemed an "Engine" hereunder, and the Lender shall execute any documents requested by the Borrower to release such replaced Engine from the Lien of this Security Agreement.

         SECTION 5.03. Application of Payments From Government Authorities for Requisition of Title, Etc. Any payments (other than insurance proceeds the application of which are provided for in Article VI hereof) received at any time by the Lender or by the Borrower from any governmental authority or other Person with respect to an Event of Loss other than a requisition for use by the United States or other government of registry of the Aircraft or any instrumentality or agency thereof not constituting an Event of Loss, will be applied as follows:

                  1. If payments are received with respect to any Airframe (or any Airframe or any Engines or engines then installed thereon), unless the same are replaced pursuant to Section 5.01, after reimbursement of the Lender for reasonable costs and expenses, so much of such payments remaining as shall not exceed the aggregate required to be paid by the Borrower pursuant to Section 5.01 hereof shall be applied in reduction of the Borrower's obligation to pay such amount, if not already paid by the Borrower, or, if the full amount payable under Section 5.01 hereof has been paid by the Borrower, shall be applied to reimburse the Borrower for its payment of such amount, and following the foregoing application, the balance, if any, of such payments shall be paid over to or retained by the Borrower; and

                  2. If such payments are received with respect to an Engine under circumstances contemplated by Section 5.02, so much of such payments remaining after reimbursement of the Lender for reasonable costs and expenses shall be paid over to, or retained by, the Borrower, provided that the Borrower shall have fully performed the terms of Section 5.02 with respect to the Event of Loss for which such payments are made.

         SECTION 5.04. Requisition for Use of the Aircraft by the United States Government or the Government of Registry of the Aircraft. In the event of the requisition for use of the Airframe and the Engines or engines installed on the Airframe by the United States Government or any other government of registry of the Aircraft or any instrumentality or agency of any thereof not constituting an Event of Loss, or a CRAF activation, the Borrower shall promptly notify the Lender of such requisition or activation, and all of the Borrower's obligations under the Loan Agreement with respect to the Aircraft of which such Airframe, Engines or engines are a part shall continue to the same extent as if such requisition or activation had not occurred. All payments received by the Borrower or the Lender from such government for the use of such Airframe and Engines or engines shall be paid over to, or retained by, the Borrower unless such payments are made in advance and shall cover more than two months of rent, in which case such amounts representing that portion of such rents in excess of two months, shall be paid over to or retained by the Lender as security for the obligations of the Borrower hereunder; provided, that upon return of such Airframe and Engine or engines, any such rents retained by Lender shall, so long as no Event of Default shall have occurred and be continuing, be returned to Borrower.

         SECTION 5.05. Requisition for Use of an Engine by the United States or the Government of Registry of the Aircraft. In the even of the requisition for use of an Engine by the United States Government or any other government of registry of the Aircraft or any agency or instrumentality of any thereof (other than in the circumstances contemplated by Section 5.04), such Engine shall be deemed to have suffered an Event of Loss and
Section 5.02 hereof shall apply.

         SECTION 5.06. Intentionally Omitted.

         SECTION 5.07. Application of Payments During Existence of Defaults or Events of Default. Any amount referred to in this Security Agreement which is payable to or retainable by the Borrower shall not be paid to or retained by the Borrower if at the time of such payment or retention an Event of Default shall have occurred and be continuing, but shall be subject to the Lien hereof and shall be held by or paid over to the Lender as security for the obligations of the Borrower under the Loan Agreement, the Note and this Security Agreement and, if the Lender declares the Loan to be due pursuant to Section 8.01 hereof, applied against the Borrower's obligations under the Loan Agreement, the Note and this Security Agreement as and when due. At such time as there shall not be continuing any Event of Default, such amount shall be paid to the Borrower to the extent not previously applied in accordance with the preceding sentence.


                                   ARTICLE VI

                                    INSURANCE

         SECTION 6.01. Public Liability and Property Damage Insurance. Except as provided in paragraph (b) of this Section 6.01, the Borrower will at all times carry or cause to be carried at its expense (i) aircraft liability insurance including, without limitation, passenger legal liability, property damage liability and contractual liability insurance (exclusive of manufacturer's product liability insurance) with respect to the Aircraft, in an amount not less than the greater of (x) the amounts of public liability and property damage insurance from time to time applicable to aircraft owned or operated by the Borrower of the same type as the Aircraft which comprise Borrower's fleet and
(y) $350,000,000 combined single limit, and (ii) cargo liability insurance. In both clauses (i) and (ii) above, the insurance shall be of the type and covering the same risks as customarily carried by airlines of comparable fleet size and composition engaged in the same or similar business similarly situated with the Borrower and owning or operating similar aircraft and engines and, to the extent more comprehensive than that covered by such airlines, as from time to time applicable to aircraft owned by the Borrower of the same type which comprised the Borrower's fleet and which is maintained in effect with insurers of recognized responsibility.

         SECTION 6.02. Insurance Against Loss or Damage to the Aircraft. (a) the Borrower shall at all times maintain or cause to be maintained in effect, at its expense, with insurers of recognized responsibility, "all-risk" aircraft hull insurance covering the Aircraft and "all-risk" coverage of Engines and Parts while temporarily removed from the Aircraft and not replaced by similar components, including, without limitation, war risk and governmental confiscation and expropriation and hijacking insurance, (if and to the extent that the Aircraft is operated outside the United States or Canada in an area where war risk insurance is customarily maintained by commercial operators), and fire, transit and extended coverage with respect to any Engines or Parts while removed from the Aircraft; provided, that such insurance shall at all times be for an amount not less than $9,000,000. In the case of a loss with respect to an engine (other than an Engine) installed on the Airframe, the Lender shall hold any payment received by it of any insurance proceeds in respect of such loss for the account of the Borrower or any other third party that is entitled to receive such proceeds.

                  Except during a period a Default or an Event of Default has occurred and is continuing, all losses will be adjusted with the insurers by the Borrower (giving due regard to the interests of the Lender). As between the Borrower and the Lender, it is agreed that all insurance payments received as a result of the occurrence of an Event of Loss will be applied as follows:

                  (1) if such payments are received with respect to the Airframe (or the Airframe and the Engines installed thereon), payments as shall not exceed the aggregate amount required to be paid by the Borrower pursuant to Section 5.01 shall be applied in reduction of the Borrower's obligation to pay such amount, if not already paid by the Borrower, or, if already paid by the Borrower, shall be applied to reimburse the Borrower for its payment of such amount, and the balance, if any, of such payments remaining thereafter will be paid over to the Borrower; and

                  (2) if such payments are received with respect to an Engine under the circumstances contemplated by Section 5.02, such payments shall be paid over to the Borrower, provided that the Borrower shall have fully performed or, concurrently therewith, will fully perform the terms of Section 5.02 with respect to the Event of Loss for which such payments are made.

         As between the Borrower and the Lender, the insurance payments for any property damage loss to any Airframe or any Engine not constituting an Event of Loss with respect thereto or with respect to an Event of Loss of an Engine shall be paid as follows:

                           in the event that insurance proceeds received with
                  respect to an event not constituting an Event of Loss do not exceed $250,000, the full amount thereof shall be paid to the Borrower, and if such insurance proceeds exceed $250,000, the full amount shall be paid to the Lender, to be held in trust for the account of the Borrower subject to the Lien of the Security Agreement covering the Aircraft of which such Airframe or Engine is a part, to reimburse the Borrower for accomplishing repairs and/or replacements as required, or to pay suppliers directly for such repairs and/or replacements.

         SECTION 6.03. Reports, Etc. The Borrower will furnish, or cause to be furnished, to the Lender on or before the Delivery Date and annually on the renewal dates of the Borrower's relevant insurance policies, a report, signed by its industry recognized independent firm of insurance brokers (the "Insurance Brokers"), describing in reasonable detail the hull and liability insurance (and property insurance for detached engines and parts) then carried and maintained with respect to the Aircraft and stating the opinion of such firm that such insurance complies with the terms hereof. The Borrower will cause such Insurance Brokers to agree to advise the Lender in writing (i) of any default in the payment of any premium which default might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft or Engines, and (ii) at least 30 days (seven days in the case of war risk and allied perils coverage) prior to the cancellation (but not scheduled expiration) or material adverse change of any insurance maintained pursuant to this Article VI. In the event that the Borrower shall fail to maintain or cause to be maintained insurance as herein provided, the Lender may at its option provide such insurance and, in such event, the Borrower shall, upon demand, reimburse the Lender for the cost thereof. No such payment, performance or compliance shall be deemed to cure any Event of Default or otherwise relieve the Borrower of its obligations under the Operative Documents.

         SECTION 6.04. [INTENTIONALLY LEFT BLANK]

         SECTION 6.05. Additional Insurance by the Borrower and the Lender. The Borrower may at its own expense carry insurance with respect to its interest in the Aircraft in amounts in excess of that required to be maintained by this
Article VI. The Lender may carry for its account at its cost and expense insurance with respect to their interests in the Aircraft.

         SECTION 6.06. Indemnification by Government in Lieu of Insurance. Notwithstanding any provisions of this Article VI requiring insurance, the Lender agrees to accept, in lieu of insurance against any risk with respect to the Aircraft and Engines, indemnification from, or insurance provided by, the United States Government or any agency or instrumentality thereof the obligations of which are supported by the full faith and credit of the United States Government, against such risk in an amount which, when added to the amount of insurance against such risk maintained by the Borrower shall be at least equal to the amount of insurance against such risk otherwise required by this Article VI.

         SECTION 6.07. Application of Payments During Existence of a Default or an Event of Default. Any amount referred to in this Article VI which is payable to or retainable by the Borrower shall not be paid to or retained by the Borrower if at the time of such payment or retention an Event of Default shall have occurred and be continuing, but shall be subject to the Lien of this Security Agreement and held by or paid over to the Lender as security for the obligations of the Borrower under the Loan Agreement, the Note and this Security Agreement and, if the Lender declares the Loan to due pursuant to Section 8.01 hereof, applied against the Borrower's obligations under the Loan Agreement, the Note and this Security Agreement as and when due. At such time as there shall not be continuing any such Event of Default, such amount shall be paid to the Borrower to the extent not previously applied in accordance with the preceding sentence.

         SECTION 6.08. Terms of Insurance Policies. Any policies carried in accordance with Sections 6.01 and 6.02 hereof covering the Aircraft, and any policies taken out in substitution or replacement for any such policies, (1) shall name the Lender as an Additional Insured (but without imposing on such party liability to pay premiums with respect to such insurance), and with respect to Section 6.02, shall name the Lender as sole loss payee for any Event of Loss in respect of the Aircraft, (2) shall have deductibles in amounts not exceeding $250,000, (3) shall provide that if the insurers cancel such insurance for any reason whatsoever, or if any material change is made in the insurance which adversely affects the interest of the Additional Insured, or such insurance shall lapse for non-payment of premium, such cancellation, lapse, or change shall not be effective as to the Additional Insured for 30 days after receipt (seven days after sending such notice in the case of war risk and allied perils coverage) by the Additional Insured of written notice by such insurers of such cancellation or change, (4) shall provide that in respect of the Additional Insured's interests in such policies the insurance shall not be invalidated by any action or inaction of the Borrower and shall insure the interests of the Additional Insured regardless of any breach or violation of any warranty, declaration or condition contained in such policies by the Borrower, (5) shall be primary without any right of contribution from any other insurance which is carried by the Borrower or the Additional Insured, (6) shall expressly provide that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured, (7) shall provide that the insurers waive (i) any right to set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Borrower or the Additional Insured to the extent of any money owed to the Borrower or the Additional Insured and (ii) any right to subrogation, (8) shall provide that losses shall be adjusted with the Borrower, unless and until the insurers have received written notice of an Event of Default which is continuing (in which case adjustments shall be with the Lender), (9) shall contain a 50/50 clause per AVS 103 or its equivalent, and (10) shall provide that (i) in the event of a loss not constituting an Event of Loss with respect to the Aircraft and involving proceeds in excess of $250,000, the proceeds in respect of such loss shall be payable to the Lender to be held by the Lender whether such payment is made to the Borrower or any third party, it being understood and agreed that, except as provided in Section 6.07 hereof, in the case of any payment to the Lender other than in respect of an Event of Loss of the Aircraft, the Lender shall, upon receipt of evidence reasonably satisfactory to it that the damage giving rise to such payment shall have been repaired or that such payment shall then be required to pay for repairs then being made or the replacement of the Engine suffering the Event of Loss, pay the amount of such payment, and any interest or income earned thereon, to the Borrower or its order, (ii) if insurance proceeds are $250,000 or less in respect of a loss not constituting an Event of Loss with respect to the Aircraft (regardless of the total amount of proceeds resulting from such loss) they shall be paid to the Borrower or its order unless an Event of Default shall have occurred and be continuing and the insurers have been notified thereof by the Lender, and (iii) in the event of a loss constituting an Event of Loss with respect to the Aircraft, the proceeds in respect of such loss shall be payable to the Lender to be held by the Lender, even if, contrary to the terms hereof, such payment is made to the Borrower or any third party; provided, that (and subject to Section 6.02) the Lender shall immediately pay to Borrower any amount of such proceeds which exceeds 110% of the then outstanding principal of the Note and other amounts due under the Loan Agreement, this Security Agreement so long as no Event of Default shall be continuing. The Borrower shall give prompt written notice to the Lender of any loss or damage to the Aircraft or any Engine for which the cost of repairs could exceed $50,000.

         SECTION 6.09. Self-Insurance. Except as expressly permitted by Section 6.08(2) hereof, all risks identified by Sections 6.01 and 6.02 hereof shall be subject to third party insurance, and may not be subject to self-insurance.


                                   ARTICLE VII

                                 OTHER COVENANTS

         SECTION 7.01. Liens. The Borrower will not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to the Aircraft, the Airframe or the Engines, title thereto or any interest therein, except:

                  (i) the Lien of the Security Agreement covering the Collateral;

                  (ii) Liens for a Tax or Taxes of the Borrower either not yet due or being contested in good faith by appropriate proceedings (and for the payment of which adequate reserves have been provided to the extent required by GAAP), so long as such proceedings do not materially adversely affect the first priority Lien of this Security Agreement or involve any material risk of the sale, forfeiture or loss of the Airframe or any Engine or any interest therein;

                  (iii) material suppliers', mechanics', workers', repairers', employees' or other like liens arising in the ordinary course of the Borrower's business securing obligations that are not overdue for a period of more than 30 days or are being contested in good faith by appropriate proceedings (and for the payment of which adequate reserves have been provided to the extent required by GAAP), so long as during such 30 day period there is not, or such proceedings do not, materially adversely affect the first priority Lien of this Security Agreement or involve any material risk of the sale, forfeiture or loss of the Airframe or any Engine or any interest therein;

                  (iv) Liens arising out of any judgment or award against the Borrower not arising out of any failure by the Borrower to perform any of its obligations under the Operative Documents, unless such Liens materially adversely affect the priority of the Lien of this Security Agreement or result in a material risk of the sale, forfeiture or loss of the Aircraft or the Airframe or any Engine which are a part of the Aircraft, or the judgment secured shall not, within 30 days after the entry thereof, have been discharged, vacated, reversed or execution thereof stayed pending appeal or shall not have been discharged, vacated or reversed within 30 days after the expiration of such stay;

                  (v) the rights of others under agreements or arrangements to the extent expressly permitted by the terms hereof; and

                  (vi) any other involuntary Lien with respect to which the Borrower shall have provided a bond or other security in an amount and under terms reasonably satisfactory to the Lender.

The Borrower will promptly, at its own expense, take (or cause to be taken) such actions as may be necessary duly to discharge any Lien not excepted above if the same arise at any time.

         SECTION 7.02. Inspection. At reasonable times and (unless an Event of Default shall have occurred and is continuing) upon not less than 5 Business Days prior notice to the Borrower, the Lender or its authorized representative may, at the expense of the Lender (or, if a Default or Event of Default shall be continuing, at the expense of the Borrower), inspect the Collateral.

         SECTION 7.03. Taxes. The Borrower will pay, and the Borrower hereby indemnifies the Lender on an After-Tax Basis from and against, any and all Taxes which may from time to time be imposed on or asserted against the Collateral or the Aircraft or any interest therein by any Federal, state or local government or other taxing authority in the United States or by any foreign government or subdivision thereof or by any foreign taxing authority upon or with respect to:
(i) the Aircraft or any interest therein, (ii) the manufacture, delivery, purchase, ownership, operation, mortgaging, lease, sublease, use, storage, maintenance, modification, repair, overhaul, testing, licensing, registration, re-registration, storage, sale or other disposition of the Aircraft, (iii) any rentals or other earnings payable in respect of the Aircraft or arising therefrom or the income or other proceeds received with respect thereto, or (iv) this Security Agreement or the Loan Agreement; provided, however, that the Borrower shall not be required to pay or discharge any such Tax in respect of the overall net income, capital, net worth, franchise, gross income or receipts or profit (if in lieu of net income) or capital gains of the Lender, or any Tax in lieu of the foregoing, provided that Taxes in the nature of withholding, sales, use, property or value added taxes shall not be excluded from the Borrower's indemnity obligations hereunder.

                  If a written claim is made against the Lender for Taxes for which an indemnity is provided hereunder, such party shall promptly notify the Borrower and at Borrower's prompt written request and sole cost and expense contest such Tax, or permit Borrower to contest such Tax.

         SECTION 7.04. Lender's Right to Perform for the Borrower. Upon the occurrence and continuance of a Default or an Event of Default, if the Borrower fails to perform or comply with any of its agreements contained herein, the Lender may perform or comply with such agreement, and the amount of the costs and expenses incurred in connection with the performance of or compliance with such agreement shall be payable by the Borrower on demand and shall be secured by the Lien of this Security Agreement. The Lender agrees to provide the Borrower with notice of any performance by the Lender taken pursuant to this
Section 7.04; provided, that the failure to give such notice shall not affect the validity or effectiveness of such performance nor create any liability on the part of the Lender.

         SECTION 7.05. Further Assurances. The Borrower shall: at its expense promptly and duly execute and deliver such documents and assurances and take such action as the Lender reasonably determines may be necessary or desirable, in order to carry out the intent and purpose of this Security Agreement and to establish, protect and perfect the rights, remedies and security interests created or intended to be created in favor of the Lender hereunder including without limitation: any and all acts or things which may be reasonably requested by the Lender with respect to complying with or remaining subject to the laws and regulations of the United States with regard to the maintenance of the Collateral; defending the title of the Borrower to the Collateral by means of negotiation and, if necessary, appropriate legal proceedings, against each and every party claiming an interest therein contrary or adverse to the Borrower's title to same; keeping accurate and complete logs, manuals, books and all other Aircraft Records relating to the Collateral and required by the FAA or the applicable governmental or airworthiness authority of any other jurisdiction in which the Aircraft may then be registered and promptly provide the Lender with information relating to the Collateral as the Lender may reasonably require from time to time; and except upon the prior written consent of the Lender or as otherwise provided in this Security Agreement, the Borrower shall not sell or otherwise dispose of or transfer the Collateral, or alter the registration particulars of the Aircraft, or any right or interest of the Borrower therein.

         SECTION 7.06. Recordation and Filing; Opinions of Counsel. (a) The Borrower will, at its cost and expense, cause this Security Agreement and any and all additional instruments (other than UCC financing or continuation statements, or amendments thereto, which are covered under Section 7.06(b) hereof) which shall be executed pursuant to the terms hereof, so far as permitted by applicable law or regulations, to be kept, filed and recorded and to be re- executed, refiled and re-recorded at all times in the office of the Federal Aviation Administration, pursuant to the Act, and in such other places as is necessary or as the Lender may reasonably request, in order to perfect and preserve the Lien and security interest of this Security Agreement and to protect the security and the rights of the Lender, and will furnish to the Lender an opinion of counsel reasonably satisfactory to the Lender or other evidence reasonably satisfactory to the Lender to the effect that such filing or refiling and such recordation or re-recordation has been duly accomplished and as to any Liens of record against the Aircraft or any Engine in the office where such filing or refiling or recordation or re-recordation has been accomplished.

                  (b) At its own expense, the Borrower will execute and file such financing statements in each jurisdiction as may be necessary or, in the opinion of the Lender, desirable or required to perfect the security interest and Lien hereunder in favor of the Lender and the Borrower will conduct, or will cause to be conducted, a search of such financing statements previously on file to ensure priority of such security interest and Lien. After the Delivery Date, the Borrower will execute such financing or continuation statements, or amendments thereto, as may be required with respect to any financing statements as have been filed and as may be requested and furnished from time to time by the Lender, and shall return such statements or amendments in a timely manner, to the Lender for filing by the Lender, the costs of such filing to be reimbursed by the Borrower to the Lender upon request of the Lender. The Borrower hereby authorizes the Lender, with notice to the Borrower, to file such statements without signature of the Borrower to the extent permitted by Applicable Law.

                                  ARTICLE VIII

                         EVENTS OF DEFAULT AND REMEDIES

         SECTION 8.01. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                  (a) The Borrower shall default in the payment when due of any principal or interest on the Loan or under the Note and such default shall continue unremedied for two (2) Business Days, or default in the payment when due of any other amounts owing hereunder or under the Operative Documents (whether upon redemption, final maturity, acceleration or otherwise) and such default shall continue unremedied for five (5) days after receipt of written notice by the Borrower); or

                  (b) The Borrower shall fail to observe or perform any other covenant or obligation contained in the Loan Agreement or the Security Agreement or there shall occur an Event of Default under the Loan Agreement; or

                  (c) Any representation, warranty or statement made by or on behalf of the Borrower herein or in any other Operative Document or in any certificate delivered pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                  (e) Intentionally Omitted.

                  (f) The Borrower or the Guarantor shall become insolvent or generally fails to pay or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; or voluntarily ceases to conduct its business in the ordinary course; or shall commence a voluntary bankruptcy case concerning itself under Title 11 of the United States Code as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code") or under any other federal or state bankruptcy statute; or an involuntary bankruptcy case is commenced against the Borrower or the Guarantor and the petition is not dismissed within 60 days, after commencement of the case; or a receiver, trustee, liquidator or custodian is appointed for, or takes charge of, all or substantially all of the property of the Borrower or the Guarantor or the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower or the Guarantor or there is commenced against the Borrower or the Guarantor any such proceeding which remains undismissed for a period of 60 days, or the Borrower or the Guarantor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Borrower or Guarantor suffers any appointment of any receiver, trustee, liquidator or custodian or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or the Borrower or Guarantor makes a general assignment or plan or other arrangement for the benefit of creditors; or

                  (g) Intentionally Omitted.

                  (h) The Lien of this Security Agreement shall cease to constitute a valid and first priority perfected Lien on the Collateral; or

                  (i) Any of the Operative Documents shall for any reason cease to be in full force and effect or shall become unenforceable in accordance with its terms, other than as a result of bankruptcy or insolvency or similar laws;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Lender may, by written notice to the Borrower, take any or all of the following actions to the fullest extent permitted by, and subject to compliance with any mandatory requirements of, law, all of which are hereby authorized by the Borrower, without prejudice to the rights of the Lender to enforce its claims against the Borrower (provided, that, if an Event of Default specified in Section 8.01(f) shall occur with respect to the Borrower or Guarantor, the result which would occur upon the giving of written notice by the Lender to the Borrower as specified in clause (i) below shall occur automatically without the giving of any such notice): (i) declare the principal of and any accrued interest in respect of the Loan and the Note and all obligations owing hereunder, thereunder and under the other Operative Documents to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower, and (ii) proceed to exercise each and every remedy under the Security Agreement, the Loan Agreement and any other Operative Document or otherwise available under Applicable Law.

         SECTION 8.02. Remedies; Obtaining the Aircraft Upon Default. The Borrower agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of Applicable Law then in effect, the Lender, in addition to any rights now or hereafter existing under Applicable Law, shall have all rights as a secured creditor under the UCC in all relevant jurisdictions and may:

                  (a) personally, or by agents or attorneys, immediately (i) take possession of the Collateral or any part thereof, from the Borrower with or without notice or process of law, and for that purpose may enter upon the Borrower's premises where all or any part of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Borrower, and hold, store and/or use, operate, manage and control the Collateral, and collect and receive all rents, revenues, issues and profits of the Collateral and every part thereof;

                  (b) instruct the obligor or obligors on any agreement, instrument or other obligation relating to the Aircraft to make any payment required by the terms of such instrument or agreement directly to the Lender;

                  (c) sell, assign or otherwise liquidate, or direct the Borrower to sell, assign or otherwise liquidate, the Aircraft or any part thereof, and take possession of the proceeds of any such sale or liquidation;

                  (d) take possession of the Collateral or any part thereof, by directing the Borrower in writing to deliver the same to the Lender at any place or places designated by the Lender, in which event the Borrower shall at its own expense:

                           (i) forthwith fly or cause to be flown all or any part of the Aircraft to such airport or airports in the United States so designated by the Lender and there deliver the Aircraft to the Lender in the condition required by the terms and conditions of this Security Agreement,

                           (ii) store and keep all or any part of the Aircraft so delivered to the Lender at such place or places pending further action by the Lender as provided in Section 8.03,

                           (iii) deliver, produce or cause to be delivered or
                  produced any Engines not attached to the Airframe that are subject to this Security Agreement, all Aircraft Records, all Proceeds held by the Borrower and any other Collateral to a place within the continental United States reasonably designated by the Lender,

                           (iv) while all or any part of the Aircraft shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition, it being understood that the Borrower's obligation so to deliver the Aircraft or any part thereof is of the essence of this Security Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Lender shall be entitled to a decree requiring specific performance by the Borrower of said obligation.

                  (e) grant extensions and compromise claims with respect to the Collateral, and settle claims with respect to the Collateral for less than face value on commercially reasonable terms, all without prior notice to the Borrower;

                  (f) with or without taking possession of the

         Collateral, take legal proceedings for:

                           (i) the specific performance of any covenant or agreement contained herein, or the execution of any right or power herein granted;

                           (ii)  foreclosure hereunder;

                           (iii) the sale, under the judgment or decree of any
                  court of competent jurisdiction, of all or any part of the Collateral;

                           (iv) the appointment of a receiver or receivers of all or part of the Collateral pending any foreclosure hereunder or the sale of all of the Collateral, by any court of competent jurisdiction or under executory or other legal process;

                           (v) the recovery of the unpaid balance of the Obligations; or

                           (vi) the enforcement of any other appropriate remedy, whether under this Security Agreement, under any other Operative Document, or otherwise;

                  (g) with respect to any lease of the Collateral (permitted or otherwise), the Lender may exercise any and all rights of the Borrower thereunder, including the declaration of an event of default and enforcement of any remedies available thereunder against the lessee and may ask, require, demand and receive any and all moneys and claims for moneys due and to become due under or arising out of the leases, endorse any checks or other instruments or orders in connection therewith and file any claims or take any action or institute any proceedings, which the Lender may deem to be necessary or advisable in the exercise of its rights and remedies hereunder; and

                  (h) exercise any and all other rights and remedies of a secured party under the Uniform Commercial Code in the applicable jurisdictions and other Applicable Law.

                  All costs and expenses incurred by the Lender in connection with the enforcement and/or exercise of any of its rights or remedies herein shall be immediately payable by the Borrower, upon demand, and shall constitute Obligations hereunder, whether or not suit is commenced.

         SECTION 8.03. Remedies; Disposition of the Aircraft. The Collateral, or any part thereof whether or not repossessed by the Lender under or pursuant to
Section 8.02, may be retained in full satisfaction of the Obligations secured thereby as permitted by the UCC in effect in the applicable jurisdiction, or sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Lender may, in compliance with any mandatory requirements of Applicable Law, determine to be commercially reasonable. The Lender may, but shall not be required to, assemble, process, repair or recondition, maintain, store, refurbish, have appraised, or otherwise prepare the Collateral for disposition. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the Borrower. The requirements of reasonable notice shall be met as follows: (a) the Lender shall give the Borrower and each holder of a security interest in the Collateral who has filed with the Lender a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or if some other disposition other than a public sale is to be made of the Collateral, the time on or after which the private sale or other disposition is to be made; and
(b) the notice shall be personally delivered or mailed, postage prepaid, to the Borrower's address appearing in this Security Agreement (or at such other address as the Borrower advises the Lender of in writing), at least ten (10) Business Days before the date fixed for the sale, or at least ten (10) Business Days before the date on or after which the private sale or other disposition is to be made. Notice to persons other than the Borrower claiming an interest in Collateral shall be sent to such addresses as they have furnished to the Lender. Any such disposition which shall be a public sale permitted by such requirements shall be by public auction (which may, at the Lender's option, be subject to reserve), after publication of notice in accordance with clauses (a) and (b) above in two newspapers in general circulation in The City of New York. To the extent permitted by any such requirement of law, the Lender may bid for and become the purchaser of the Aircraft or any part thereof, offered for sale in accordance with this Section without accountability to the Borrower (except to the extent of surplus money received as provided in Section 8.05). If, under mandatory requirements of Applicable Law, the Lender shall be required to make disposition of the Aircraft or any part thereof within a period of time which does not permit the giving of notice to the Borrower as hereinabove specified, the Lender need give the Borrower only such notices of disposition as shall be reasonably practicable in view of such mandatory requirements of Applicable Law.

         SECTION 8.04. Waiver of Claims. Except as otherwise provided in this Security Agreement, THE BORROWER HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE Lender'S TAKING POSSESSION OR THE LENDER'S DISPOSITION OF THE COLLATERAL FOLLOWING THE OCCURRENCE OF AN EVENT OF DEFAULT OR PRIOR TO THE EXERCISE OF THE LENDER'S RIGHT OF SET-OFF AS PROVIDED HEREIN, INCLUDING, WITHOUT

LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE BORROWER WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and, except as otherwise provided in this Security Agreement) the Borrower hereby further waives, to the extent permitted by law:

                  (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Lender's negligence or willful misconduct;

                  (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Lender's rights hereunder; and

                  (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Security Agreement or the absolute sale of the Aircraft or any part thereof, and the Borrower for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, the Collateral or any part thereof shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Borrower therein and thereto, and shall be a perpetual bar both at law and in equity against the Borrower and against any and all Persons claiming or attempting to claim the Aircraft so sold, optioned or realized upon, or any part thereof, from, through and under the Borrower.

         SECTION 8.05. Application of Proceeds. (a) The proceeds of the Collateral and the net earnings of any lease or other agreement relative to use of the Collateral or any part thereof obtained pursuant to Section 8.02 or disposed of pursuant to Section 8.03 shall be applied as follows:

                  (i) first, to the payment of the Obligations of the Borrower hereunder, relating to any and all expenses and fees
        (including reasonable attorneys' fees and expenses) incurred by the Lender in inspecting, obtaining, taking possession of, removing, insuring, repairing, storing and disposing of the Aircraft and any and all costs incurred by the Lender in connection therewith;

                  (ii) second, to the extent proceeds remain after the application pursuant to preceding clause (i), to the Obligations of Borrower under the Operative Documents, including, without limitation, the outstanding amount of the Note, which proceeds shall be paid to the Lender for application to the amounts outstanding under the Note; and

                  (iii) third, if all remaining Obligations have been satisfied in full and no other Obligation of the Borrower to the Lender is outstanding, any surplus then remaining shall be paid to Borrower, unless prohibited by law.

                  (b) It is understood that the Borrower shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral or any part thereof and the aggregate amount of the Obligations under the Operative Documents required to be paid to the Lender.

         SECTION 8.06. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Lender shall be in addition to every other right, power and remedy specifically given under this Security Agreement or the Loan Agreement or any other Operative Document or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Lender. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No failure, delay or omission of the Lender in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Event of Default or an acquiescence therein. In the event that the Lender shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Lender may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

         SECTION 8.07. Discontinuance of Proceedings. In case the Lender shall have instituted any proceeding to enforce any right, power or remedy under this Security Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Lender, then and in every such case the Borrower and the Lender shall be restored to their former positions and rights hereunder with respect to the Aircraft subject to the security interest created under this Security Agreement, and all rights, remedies and powers of the Lender shall continue as if no such proceeding had been instituted.

         SECTION 8.08. Right of Set-Off. The Borrower agrees that the Lender may exercise a right of set-off with respect to any amounts owed to the Lender in the same manner as if the amounts owed were unsecured.

                                   ARTICLE IX

                             Intentionally Omitted.


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

         SECTION 10.01. Amendments, Etc. No amendment, modification or waiver of any provision of this Security Agreement nor consent to any departure by the Borrower herefrom, shall in any event be effective unless the same shall be in writing and signed by all the parties hereto, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 10.02. Notices. All notices and other communications provided for hereunder shall be addressed and furnished in the manner provided in the Loan Agreement.

         SECTION 10.03. Continuing Lien and Security Interest. This Security Agreement shall create a continuing Lien and security interest in the Aircraft and shall (a) remain in full force and effect until the occurrence of the full release of the Collateral to the Borrower, (b) be binding upon the Borrower and its successors, transferees and assigns, and (c) inure, together with the rights and remedies of the Lender hereunder and under the Loan Agreement and other Operative Documents, to the benefit of the Lender and its successors, transferees and assigns. Upon full repayment of all amounts owed and performance of all Obligations under the Operative Documents, including but not limited to, payments, performances, agreements and covenants under the terms hereof, then the security interest and Lien of the Lender in the Collateral shall thereupon terminate and the Lender will, at the Borrower's expense, execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.

         SECTION 10.04. Governing Law. The construction, validity, enforcement and interpretation of this Security Agreement shall be governed by and in accordance with the internal laws of the State of Georgia, without regard to the principles of conflicts of laws, provided, that the Act shall govern the validity and priority of the Lien of this Security Agreement. This Security Agreement is being delivered in the State of Georgia.

         SECTION 10.05. Action by Lender. The Lender will hold in accordance with this Security Agreement all items of the Collateral at any time received under this Security Agreement. It is expressly understood and agreed that the obligations of the Lender as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Security Agreement, are only those expressly set forth in this Security Agreement.

         SECTION 10.06. Severability. The invalidity, illegality or unenforceability of any one or more of the provisions of this Security Agreement or of any Supplement shall not affect the validity, legality or enforceability of the remaining provisions of this Security Agreement or of any Supplement. In the event that one or more of the provisions of this Security Agreement or any Supplement should be held by any court of law to be invalid, illegal or unenforceable or should operate to render this Security Agreement or any Supplement invalid, illegal or unenforceable or to impair the Lien of this Security Agreement or any Supplement on all or the major portion of the property intended to be mortgaged hereunder, this Security Agreement and all Supplements shall be construed as if such provisions had not been contained therein.

         SECTION 10.07. Counterparts. This Security Agreement may be executed in counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same Security Agreement.


         SECTION 10.08. Power of Attorney. The Borrower hereby constitutes and appoints the Lender its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of the Borrower or otherwise) to do, at the Lender's option, any one or more of the following acts, upon the occurrence and during the continuance of an Event of Default: (i) to endorse the name of the Borrower on any checks or other instruments or evidences of payment or other documents, drafts, or other instruments arising in connection with or pertaining to the Collateral, to the extent that any such items come into the possession of the Lender; (ii) to compromise, prosecute or defend any action, claim, or proceeding concerning the Collateral and to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for monies (in each case including insurance and requisition proceeds) due and to become due hereunder or in respect of the Collateral; (iii) to do any and all acts which the Borrower is obligated to do under this Security Agreement; (iv) to exercise such rights as the Borrower might exercise relative to the Collateral, including, without limitation, altering the particulars of registration with the FAA, the leasing, chartering, or other utilization thereof (and whether or not a separate Power of Attorney has been executed and delivered); (v) to give notice of the Lender's security interest in and Lien upon the Collateral, including, without limitation, notification to lessees and/or other account debtors of the Lender's security interest in the rents and other payments due to Borrower relative to the Collateral, and the collection of any such rents or other payments; and (vi) to execute in the Borrower's name and file any notices, financing statements, and other documents or instruments the Lender reasonably determines are necessary or required to fully carry out the intent and purpose of this Security Agreement or to perfect the Lender's security interest and Lien in and upon the Collateral. The Borrower hereby ratifies and approves all that the Lender shall do or cause to be done by virtue of the Power of Attorney granted in this Section 10.08 and agrees that neither the Lender, nor any of its employees, agents, officers, or its attorneys, will be liable for any acts or for any error of judgment or mistake of fact or law made while acting pursuant to the provisions of this
Section 10.08 and in good faith and without gross negligence. The appointment of the Lender as the Borrower's attorney-in-fact, and each and every one of the Lender's rights and powers in connection therewith, being coupled with an interest, are and shall remain irrevocable until all of the Borrower's Obligations have been fully paid and performed.

         SECTION 10.09. Benefit of Security Agreement. This Security Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and permitted assigns.

         SECTION 10.10. Entire Agreement. This Security Agreement and the other Operative Documents embody the entire agreement between and among the parties hereto and supersede all prior agreements, representations and understandings, if any, relating to the subject matter hereof.

         SECTION 10.11. Service of Process and Jurisdiction. (a) The Borrower
(i) hereby irrevocably submits itself to the nonexclusive jurisdiction of the state courts of the State of Georgia and to the nonexclusive jurisdiction of the United States District Court for the District covering Atlanta, Georgia, for the purposes of any suit, action or other proceeding arising out of this Security Agreement or any other Operative Document, the subject matter thereof or any of the transactions contemplated thereby brought by any party hereto or any of its respective successors and assigns and (ii) to the extent permitted by Applicable Law, hereby waives, and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Security Agreement or the subject matter thereof or any of the transactions contemplated thereby may not be enforced in or by such courts.

                                      * * *

                 IN WITNESS WHEREOF, the parties hereto have caused this Aircraft Chattel Mortgage and Security Agreement to be duly executed on the day and year first above written.

                                     AIRTRAN AIRWAYS, INC.



                                     By: Lawrence H. Brinker
                                        -------------------------------------
                                     Title:  General Counsel & Secretary


                                     VALUJET, INC.


                                     By:  Stephen C. Nevin
                                        -------------------------------------
                                     Title:  SVP Finance & CFO

         IN WITNESS WHEREOF, Borrower and Lender have each caused this Loan Agreement to be duly executed as of the date and year first above written

                                     AIRTRAN AIRWAYS, INC.

                                     Borrower

                                     By: Lawrence H. Brinker
                                        -------------------------------------
-------------------------------          Title:  General Counsel & Secretary


                                     VALUJET, INC.

                                     Lender

                                     By:  Stephen C. Nevin
-------------------------------         -------------------------------------
                                     Title:  SVP Finance & CFO

                                                                    SCHEDULE I
                                                         to Security Agreement



The following aircraft and the aircraft engines listed below, which aircraft, together with the engines listed therewith below, shall constitute a single "Aircraft" as said term is defined in the Security Agreement to which this
Schedule I is attached and made a part thereof:

Airframe

                  Boeing Model 737-2L9 aircraft bearing Manufacturer's Serial Number 21528 and United States Registration Number N465AT.

Engines

                  Two Pratt & Whitney Model JT8D-17 engines bearing Manufacturer's Serial Numbers 688423 and 688419, respectively.

                  The above-described engines each have 750 or more rated takeoff horsepower or the equivalent thereof.

                                                               EXHIBIT A
                                                                   to
                                                           Security Agreement

                                   DEFINITIONS

                  "ACT" or "FEDERAL AVIATION ACT" shall mean the sections of Title 49 of the United States Code relating to aviation, as in effect on the date of the Agreement or as subsequently amended, or any successor or substituted legislation at the time in effect and applicable, and the regulations promulgated pursuant thereto.

                  "ADDITIONAL INSURED" shall mean the Lender its officers, directors and employees.

                  "ADDITIONAL PART" shall have the meaning specified in Section
4.03 of the Security Agreement.

                  "AFTER-TAX BASIS" shall mean a basis such that any payment received or deemed to have been received by a Person shall be supplemented by a further payment to such Person so that the sum of the two payments, after deduction (whether by withholding or otherwise) of all Taxes resulting from the receipt or accrual of such payments and after taking into account any Tax benefits realized by such Person in connection with such payments, shall be equal to the payment which was originally to be received or deemed to have been received absent any such deduction of Taxes.

                  "AIRCRAFT" shall mean the Airframe together with the Engines, whether or not such Engines are installed on the Airframe or any other airframe, any spare parts delivered with the Aircraft, and all Aircraft Records.

                  "AIRCRAFT RECORDS" shall mean all records, logs, manuals, technical data, catalogs, drawings, inspection records, check sheets and other similar materials received by the Borrower upon acquisition of the Aircraft or otherwise maintained by the Borrower relating to the operation and maintenance of the Aircraft and the Engines and any Part thereof, including, but not limited to the records required to be maintained by the FAA or government of registry, as applicable.

                  "AIRFRAME" shall mean (i) the Boeing 737 aircraft manufactured by the Boeing Company (excluding Engines or engines from time to time installed thereon) specified by United States Registration Number and manufacturer's serial number in Schedule I to the Security Agreement fully modified to comply with Stage 3 noise requirements; (ii) any and all Parts which are from time to time incorporated or installed in or attached to such airframe or, so long as such Parts are subject to the Security Agreement covering such airframe, after removal from such airframe; and (iii) any replacement airframe which may from time to time be substituted for such airframe pursuant to Section 5.01 of the

Security Agreement.

                  "APPLICABLE LAW" shall mean all applicable laws, treaties, judgments, decrees, injunctions, writs and orders of any court, governmental agency or authority and all applicable rules, regulations, orders, directives, licenses and permits of any governmental body, instrumentality, agency or authority in any relevant jurisdiction.

                  "BORROWER" shall have the meaning provided in the first paragraph of the Security Agreement.

                  "BUSINESS DAY" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday or any day which shall be in Atlanta, Georgia, a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, the Loan, any day which is a Business Day described in clause (i) above.

                  "CERTIFICATED AIR CARRIER" means a Citizen of the United States holding an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49, United States Code, for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo.

                  "CITIZEN OF THE UNITED STATES" has the meaning given such term in Section 40102(a)(15) of Title 49 of the United States Code.

                  "CIVIL RESERVE AIR FLEET PROGRAM" or "CRAF" shall mean the Civil Reserve Air Fleet Program administered by the United States Government pursuant to Executive Order No. 11490, as amended or any substantially similar program.

                  "CODE" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

                  "COLLATERAL" shall have the meaning specified in Section 2.01 of this Security Agreement.

                  "CYCLE" shall mean one take-off and one landing of an aircraft.

                  "DEFAULT" shall mean any event which with the giving of notice or the lapse of time or both would become an Event of Default.

                  "DELIVERY DATE"  shall mean the date of the Note

                  "DOLLARS" and "$" shall mean the lawful currency of the United States.

                  "ENGINE" shall mean (i) each of the Pratt & Whitney Model JT8D-17 engines listed by manufacturer's serial numbers in Schedule I to the Security Agreement, whether or not from time to time installed on the Airframe or any other airframe fully modified to comply with Stage 3 noise requirements;
(ii) any replacement engine which may from time to time be substituted for any Engine pursuant to the terms of the Agreement or Security Agreement; and (iii) in either case, any and all Parts which are from time to time incorporated or installed in or attached to any such engine or, so long as such Parts are subject to such mortgage, after removal from any such engine. Except as otherwise set forth in the Agreement or Security Agreement, at such time as a replacement engine shall be substituted for an Engine, such replaced Engine shall cease to be an Engine thereunder.

                  "EVENT OF DEFAULT" shall have the meaning specified in Article VIII of the Security Agreement.

                  "EVENT OF LOSS" shall mean any of the following events with respect to the Aircraft and the Airframe or an Engine:

                 (i) the loss of such property or of the use thereof due to the destruction of or damage to such property which renders repair uneconomic or which renders such property permanently unfit for normal use by the Borrower for any reason whatsoever;

                (ii) damage to such property which results in the receipt of insurance proceeds with respect to such property on the basis of a total loss, or a constructive or compromised total loss;

               (iii) the theft, hijacking or disappearance of such property for a period in excess of thirty days;

                (iv) (A) the confiscation, condemnation, or seizure of, or requisition of title to, such property by any Government Body which results in the loss of title or (B) the confiscation, condemnation, or seizure of, or requisition of use of, such property by any Government Body (other than a requisition for use by the United States Government or any agency or instrumentality thereof) which results in the loss of possession of such property by the Borrower for a period in excess of 30 consecutive days;

                 (v) as a result of any law, rule, regulation, order or other action by the FAA or other Government Body of the government of registry of the Aircraft having jurisdiction, use of such property in the normal course of the business of air transportation is prohibited; and

                  (vi) any divestiture of title to the Aircraft, an Engine or the Airframe.

                  An Event of Loss with respect to the Aircraft shall be deemed to have occurred if an Event of Loss occurs with respect to the Airframe of such Aircraft. An Event of Loss in respect of the Engine shall not be an Event of Loss in respect of an Airframe.

                  "EXPENSE" or "EXPENSES" shall mean any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, judgments, out of pocket costs, expenses and disbursements (including reasonable legal fees and expenses) of whatever kind and nature, including documentation fees, stamp Taxes, governmental fees, registration fees, court costs, filing fees and other similar governmental duties and impositions, but not including Taxes other than those described in this definition unless imposed as a result of, or in connection with, expenses otherwise indemnifiable pursuant to the General Indemnity set forth in Section 5.11 of the Loan Agreement.

                  "FEDERAL AVIATION ADMINISTRATION" or "FAA" shall mean the United States Federal Aviation Administration and any successor agency or agencies thereto.

                  "FEDERAL AVIATION REGULATIONS" shall mean the regulations promulgated pursuant to the Act and in effect on the Delivery Date, or as subsequently amended, or any successor or substituted regulations thereunder at the time in effect or applicable.

                  "FINOVA" means Finova Capital Corporation, a Delaware corporation.

                  "FINOVA LOAN AGREEMENT" means that certain Secured Loan Agreement between Finova and Borrower dated as of December 21, 1995, as amended, as it relates to the Aircraft and all exhibits, agreements and documents relating to the Aircraft.

                  "GOVERNMENT BODY" shall mean (i) any government or political subdivision thereof, whether foreign or domestic, national, state, county, municipal or regional, (ii) any agency or instrumentality of any such government, political subdivision or other government entity (including any central bank or comparable agency), (iii) any court, arbitral tribunal or arbitrator, and (iv) any non-government regulating body, to the extent that the rules, regulations or orders of such body have the force of law, and in each case the orders, judgments, decree, writs, decisions, regulations, rules, or laws of which are applicable to the Borrower or the Aircraft in any material respect.

                  "GUARANTOR" means Airways Corporation, a Delaware corporation.

                  "INDEMNIFIED PARTY" or "INDEMNITEES" shall mean the Lender and its affiliates, successors, permitted assigns, directors, officers, employees, servants and agents.

                  "LENDER" shall have the meaning provided in the first paragraph of the Security Agreement.

                  "LIEN" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing). "Liens" shall be construed accordingly.

                  "LOAN" shall have the meaning specified in the definitions of the Loan Agreement.

                  "LOAN AGREEMENT" shall mean the Loan Agreement dated as of July 3, 1997 between Lender and Borrower, as modified, supplemented or amended from time to time.

                  "NOTE" shall have the meaning specified in the Loan
Agreement.

                  "OBLIGATIONS" shall mean (a) (i) the full and prompt payment when due of principal, interest and other amounts owing by the Borrower under the Loan Agreement and the Note and all other obligations and indebtedness (including, without limitation, indemnities, fees and interest thereon) of the Borrower now existing or hereafter incurred under, arising out of or in connection with the Loan Agreement and the other Operative Documents, and (ii) the due performance and compliance with terms of the Operative Documents by the Borrower, and (b) (i) any and all sums advanced by the Lender in accordance with the Operative Documents in order to preserve the Collateral or preserve its security interest in the Collateral, and (ii) in the event of any proceedings for the collection or enforcement of any indebtedness, obligations or liabilities of the Borrower referred to in clause (a) or (b), after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Lender of its rights under the Security Agreement or the other Operative Documents, together with reasonable attorneys' fees and court costs.

                  "OBSOLETE PARTS" shall have the meaning specified in Section
4.03 of the Security Agreement.

                  "OPERATIVE DOCUMENTS" shall have the meaning set forth in the Loan Agreement.

                  "PARTS" shall mean all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than complete Engines or engines), that may from time to time be incorporated or installed in or attached to the Airframe or Engines and, so long as such items remain subject to the Lien of the Security Agreement, all such items which subsequently are removed therefrom.

                  "PERMITTED LIEN" shall mean any Lien permitted under Section
7.01 of the Security Agreement.

                  "PERSON" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "PRATT & WHITNEY" shall mean Pratt & Whitney Division of United Technologies Corporation.

                  "PROCEEDS" shall mean whatever is receivable or received when the Airframe, any Engine and/or the Aircraft Records is sold, exchanged, collected, leased or otherwise disposed of, including, without limitation, all amounts payable or paid under insurance, requisition or other payments as the result of any loss (including an Event of Loss) or damage to the Airframe or Engine.

                  "REPLACEMENT ENGINE" shall mean an engine which shall have been mortgaged under any Security Agreement pursuant to Section 2.02 and Article V of the Security Agreement, together with all Parts relating to such engine.

                  "SECURITY AGREEMENT" shall mean this Aircraft Chattel Mortgage and Security Agreement dated as of July 3, 1997 made by the Borrower to the Lender pursuant to the Loan Agreement and any replacement or supplemental mortgage entered into pursuant thereto and otherwise as from time to time in effect.

                  "SUPPLEMENT" or "SUPPLEMENTAL SECURITY AGREEMENT" shall mean any supplement to the Security Agreement, in such form as the Lender shall reasonably require.

                  "TAX" or "TAXES" means all taxes (including, without limitation, income (either gross or net), gross or net receipts, sales, use, value added, franchise, business, transfer, capital, property (tangible and intangible), excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings, together with any penalties, fines or interest thereon or additions thereof, imposed by any federal, state or local taxing authority within the United States or by any international taxing authority or by any taxing authority or governmental agency or subdivision of or within any governmental body or political jurisdiction outside the United States.

                  "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

                  "UNITED STATES" shall mean the United States of America.